                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number:                           811-4989

Exact name of registrant as specified in charter:             Voyageur Mutual Funds II

Address of principal executive offices:                       2005 Market Street
                                                              Philadelphia, PA 19103

Name and address of agent for service:                        Richelle S. Maestro, Esq.
                                                              2005 Market Street
                                                              Philadelphia, PA 19103

Registrant's telephone number, including area code:           (800) 523-1918

Date of fiscal year end:                                      August 31

Date of reporting period:                                     August 31, 2003

Item 1.  Reports to Stockholders

         The Registrant's shareholder reports are combined with the shareholder reports of other investment company registrants. This Form N-CSR pertains to the Delaware Tax-Free Colorado Fund of the Registrant, information on which is included in the following shareholder reports.

                                          Delaware
                                          Investments(SM)
                                          --------------------------------------
FIXED INCOME                              A member of Lincoln Financial Group(R)



Annual Report 2003
--------------------------------------------------------------------------------
                   DELAWARE TAX-FREE ARIZONA FUND
                   DELAWARE TAX-FREE ARIZONA INSURED FUND
                   DELAWARE TAX-FREE CALIFORNIA FUND
                   DELAWARE TAX-FREE CALIFORNIA INSURED FUND
                   DELAWARE TAX-FREE COLORADO FUND


[LOGO] POWERED BY RESEARCH.(SM)

Table
   OF CONTENTS
-----------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEW                                     1
-----------------------------------------------------------------
PERFORMANCE SUMMARIES:

   Delaware Tax-Free Arizona Fund                               4

   Delaware Tax-Free Arizona Insured Fund                       5

   Delaware Tax-Free California Fund                            6

   Delaware Tax-Free California Insured Fund                    7

   Delaware Tax-Free Colorado Fund                              8
-----------------------------------------------------------------
FINANCIAL STATEMENTS:

   Statements of Net Assets                                     9

   Statements of Operations                                    21

   Statements of Changes in Net Assets                         22

   Financial Highlights                                        25

   Notes to Financial Statements                               40
-----------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS                                 45
-----------------------------------------------------------------
BOARD OF TRUSTEES/OFFICERS                                     46
-----------------------------------------------------------------


    Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

    Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2003 Delaware Distributors, L.P.

Portfolio                                                    September 10, 2003
   MANAGEMENT REVIEW

Fund Manager
Andrew M. McCullagh
Senior Portfolio Manager

Q: How did the fixed-income markets fare during the 12-month period?

A: Municipal bonds produced modestly positive returns during the fiscal year ended August 31, 2003. Declining interest rates in a lackluster economy generally provided a positive bond market environment for most of the year.

Interest rates steadily declined through mid-June when the bellwether 10-year U.S. Treasury bond yield fell to 3.07%. However, the bond market was jolted in early summer by an uncharacteristically ambiguous message from the Federal Reserve Board. In June, the Fed shared its concern relating to deflation along with possible remedial steps, such as purchasing Treasury bonds. Investors expected that this action would bolster bond prices and reduce interest rates even further. A few weeks after this statement, the Fed inexplicably reversed course, saying deflation was no longer the primary policy issue. This caused yields to rise and bond prices to decline sharply in one of the worst sell-offs in years.

Fortunately, our strategy prior to this dramatic bond market move was to shorten the Funds' durations. Duration is a common measure of a bond's or bond fund's sensitivity to interest rate changes. The longer the duration, the more sensitive the bond or bond fund is to changes in interest rates. In fact, we had shortened duration as early as late 2002 because we anticipated that interest rates would rise as the economy recovered. While we didn't know exactly when this reversal would take place, we also knew that it can take months to reposition a bond portfolio's duration. By doing so early in the fiscal year, the funds were not nearly as vulnerable to a selloff as their peers. Indeed, four out of the five funds discussed below outperformed their peers, as measured by Lipper Inc.

Q: What were some of the factors that influenced performance in the Funds during the fiscal year?
A: One of our general strategies was to buy bonds with intermediate maturities rather than lengthier 30-year debt, because the former offered more attractive yields on a risk/reward basis. In addition, we attempted to lighten our exposure to multifamily housing bonds, as rentals were vacated in favor of home purchases given historically low mortgage rates.

A focus on call protection was another positive factor, particularly when interest rates were declining and issuers were seeking to refinance debt. Finally, we sought to generate a competitive income stream for the portfolios relative to their fund peer groups, as measured by Lipper Inc. The yields for all funds, except for the Tax-Free Arizona Insured Fund, exceeded the average yield of their respective Lipper fund peer groups for the 12-month period. We believed this measure would help protect against the effect of price declines in a rising interest rate environment.

Still, municipal securities lagged behind the overall bond market during the fiscal year. The primary reason was record issuance by states and municipalities seeking to take advantage of low interest rates, which in turn exerted downward pressure on bond prices. In addition, the economies of Arizona, California, and Colorado -- which have become heavily dependent on the technology sector in recent years -- continued to be negatively affected by the slow recovery in capital spending.

Q: Please discuss performance and your strategies in each of the Funds during the year.
For the 12 months ended August 31, 2003, Delaware Tax-Free Arizona Fund's return of -0.88% (Class A shares at net asset value with distributions reinvested) lagged the +1.92% return of the Lipper Arizona Municipal Debt Funds Average. In addition, the benchmark Lehman Brothers Municipal Bond Index gained +3.14% for the same period.

Two bond issues in particular contributed to the Fund's underperformance relative to its peer group and benchmark during the year. Maricopa County Industrial Development Authority Multifamily Housing Revenue (Bay Club at Mesa Cove Project) bonds declined in value, reflecting dwindling apartment occupancy rates. Because this investment did not work out as planned, we are hoping to negotiate an arrangement with the underwriter of these bonds in an effort to restore some value. Yet we cannot know if these efforts will be successful. In addition, our investment in Winslow Industrial Development Authority Hospital Revenue bonds have created challenges, although we think a pending merger might boost their price. Overall, though, the Fund's credit quality is quite strong, with an average rating of AA by Standard & Poor's (S&P).

During the past six months, we have cut the Fund's allocation to multifamily housing bonds in half. Currently, the largest percentage of the Fund's holdings are issues related to education, both K-12 and college, with the next largest allocation in healthcare.

================================================================================
For the 12-month period ended August 31, 2003, Delaware Tax-Free Arizona Insured Fund returned +2.17% (Class A shares at net asset value with distributions reinvested), surpassing its peer group, as measured by the Lipper Arizona Municipal Debt Funds Average, which returned +1.92%. The Lehman Brothers Municipal Bond Index managed to rise +3.14% during the same period.

We took a very conservative approach in managing the Fund during the fiscal year, investing more than 80 percent of its total net assets in AAA-rated insured bonds and keeping portfolio duration shorter than that of its Lipper peer group average.

Although tourism is down, our investment in airport bonds remains strong. The state's tourism industry has not rebounded, with airline passenger miles and hotel receipts below levels of one year ago.

Arizona's economy mirrors that of the nation in general, with flat job growth and a decline in construction activity. Arizona was forced to deplete its reserve funds in order to cover a projected shortfall in its fiscal 2003 budget. However, we believe that the recent strength in the high-technology sector is a positive sign for the future. The state's exposure to industries was a negative factor in recent years.
================================================================================
Delaware Tax-Free California Fund returned +2.51% (Class A shares at net asset value with distributions reinvested) for the fiscal year ended August 31, 2003. For the same period, the Lipper California Municipal Debt Funds Average returned +1.36%, while the Lehman Brothers Municipal Bond Index gained +3.14%.

Although the state has a large budget deficit, its economy is actually outpacing the nation in terms of employment and personal income growth. It is also benefiting from federal defense and homeland security spending. Orders are rising among the state's defense contractors, particularly in aerospace and shipbuilding. Although the state's technology sector is not expected to rebound much over the near term, it is also not expected to be the drag on the economy that it has been over the past two years. Still, the state's general obligation bond ratings have recently been downgraded to BBB (S&P) amid controversy surrounding the budget and the recent recall election.

The Fund's relatively strong performance is partly due to above- average dividends, as well as a broadly diversified portfolio. In addition, we have generally avoided bonds that have had problems that can be linked to California's economic woes. Despite the state's well-publicized budget problems, the Fund's credit rating remains strong at A (S&P).
================================================================================
For the 12 months ended August 31, 2003, Delaware Tax-Free California Insured Fund's return of +1.84% (Class A shares at net asset value with distributions reinvested) compared favorably to the +1.53% return of the Lipper California Insured Municipal Debt Funds Average for the same period. The Fund's benchmark, the Lehman Brothers Municipal Bond Index, rose +3.14% for the same period.

The Fund's slight relative advantage over its peer group partly reflects a portfolio with a higher-than-average distribution yield. We have been able to generate this yield advantage by allocating 20 percent of the Fund's assets to non-insured bonds.

The State of California continues to issue billions of dollars in general obligation bonds, causing upward pressure on yields and downward pressure on prices throughout the municipal bond market. It is important for shareholders to note that, at fiscal year-end, the Fund held less than 10 percent of total net assets in general obligation bonds issued by the state. We believe this has been a good decision, since the state government's credit rating was downgraded by Standard & Poor's and Moody's Investors Service. General obligation bonds are secured by the taxing and borrowing power of the issuing municipality. Your Fund instead is focused on revenue bonds, where regular interest payments are made from revenues generated by the specific projects. The Fund's average credit quality at fiscal year-end was AA.

================================================================================
For the 12 months ended August 31, 2003, Delaware Tax-Free Colorado Fund's return of +2.52% (Class A shares at net asset value with distributions reinvested) compared favorably to the +2.29% return of the Lipper Colorado Municipal Debt Funds Average. The Lehman Brothers Municipal Bond Index gained +3.14% during the same period.

Colorado's economy performed relatively well during the period, with unemployment below the national average and per capita personal income above the national average. While the state's exposure to the technology and telecommunication sectors has resulted in slower growth in recent years, capital spending for education, roads, and other public services remained strong.

We have continued to upgrade the credit quality of the portfolio. One problematic bond issue resulted in less of a loss than we had earlier anticipated. Once dependent on a financially troubled Denver aquarium, Colorado's Ocean Journey, the bond appeared more stable to investors when the aquarium was acquired by Landry's Restaurants, a national restaurant chain based in Houston, Texas.

Delaware
   TAX-FREE ARIZONA FUND

Fund Basics
As of August 31, 2003
--------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Arizona state personal income tax as is
consistent with preservation of capital.
--------------------------------------------------
Total Fund Net Assets:
$35.78 million
--------------------------------------------------
Number of Holdings:
41
--------------------------------------------------
Fund Start Date:
March 2, 1995
--------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh is a graduate of
Washington College and has a Graduate
Certificate in public finance from the University
of Michigan. Prior to joining Delaware
Investments, he served as a Senior Vice
President and Senior Portfolio Manager of
Voyageur Asset Management. Mr. McCullagh
currently has over 28 years' experience in
municipal bond trading, underwriting, and
portfolio management.
--------------------------------------------------
Nasdaq Symbols:
Class A  DVAAX
Class B  DVATX
Class C  DVAZX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                    Lifetime   Five Years    One Year
-----------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                      +5.78%      +3.15%       -0.88%
Including Sales Charge                      +5.21%      +2.20%       -5.35%
-----------------------------------------------------------------------------
Class B (Est. 6/29/95)
Excluding Sales Charge                      +4.66%      +2.41%       -1.62%
Including Sales Charge                      +4.66%      +2.16%       -5.40%
-----------------------------------------------------------------------------
Class C (Est. 5/13/95)
Excluding Sales Charge                      +4.76%      +2.38%       -1.53%
Including Sales Charge                      +4.76%      +2.38%       -2.48%
-----------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2003

                     Delaware Tax-Free
                  Arizona Fund -- Class A          Lehman Brothers
                          Shares                 Municipal Bond Index
                  -----------------------        --------------------
    Mar-95                $ 9,630                      $10,000
    Aug-95                $10,073                      $10,469
    Aug-96                $10,961                      $11,017
    Aug-97                $11,991                      $12,036
    Aug-98                $13,127                      $13,077
    Aug-99                $12,985                      $13,148
    Aug-00                $13,460                      $14,033
    Aug-01                $14,738                      $15,466
    Aug-02                $15,466                      $16,431
    Aug-03                $15,397                      $16,947

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities.
You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE ARIZONA INSURED FUND

Fund Basics
As of August 31, 2003
-------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Arizona state personal income tax as is
consistent with preservation of capital.
-------------------------------------------------
Total Fund Net Assets:
$152.89 million
-------------------------------------------------
Number of Holdings:
66
-------------------------------------------------
Fund Start Date:
April 1, 1991
-------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------
Nasdaq Symbols:
Class A  VAZIX
Class B  DVABX
Class C  DVACX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                             Lifetime   10 Years     Five Years   One Year
--------------------------------------------------------------------------------------------------
Class A (Est. 4/1/91)
Excluding Sales Charge                               +6.50%      +5.01%       +4.34%      +2.17%
Including Sales Charge                               +6.10%      +4.53%       +3.39%      -2.40%
--------------------------------------------------------------------------------------------------
Class B (Est. 3/10/95)
Excluding Sales Charge                               +5.06%                   +3.57%      +1.41%
Including Sales Charge                               +5.06%                   +3.32%      -2.46%
--------------------------------------------------------------------------------------------------
Class C (Est. 5/26/94)
Excluding Sales Charge                               +5.04%                   +3.57%      +1.40%
Including Sales Charge                               +5.04%                   +3.57%      +0.43%
--------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Arizona Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                            Delaware Tax-Free
                          Arizona Insured Fund --        Lehmann Brothers
                             Class A Shares             Municipal Bond Index
                          ------------------------      --------------------
      Aug-93                   $ 9,550                      $10,000
      Aug-94                   $ 9,346                      $10,014
      Aug-95                   $10,167                      $10,902
      Aug-96                   $10,724                      $11,474
      Aug-97                   $11,662                      $12,534
      Aug-98                   $12,583                      $13,618
      Aug-99                   $12,537                      $13,692
      Aug-00                   $13,222                      $14,614
      Aug-01                   $14,429                      $16,106
      Aug-02                   $15,228                      $17,102
      Aug-03                   $15,573                      $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE CALIFORNIA FUND

Fund Basics
As of August 31, 2003
------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the California state personal income tax as
is consistent with preservation of capital.
------------------------------------------------
Total Fund Net Assets:
$45.35 million
------------------------------------------------
Number of Holdings:
43
------------------------------------------------
Fund Start Date:
March 2, 1995
------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
------------------------------------------------
Nasdaq Symbols:
Class A  DVTAX
Class B  DVTFX
Class C  DVFTX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                    Lifetime    Five Years   One Year
-------------------------------------------------------------------------------
Class A (Est. 3/2/95)
Excluding Sales Charge                      +6.49%      +4.36%       +2.51%
Including Sales Charge                      +5.91%      +3.40%       -2.12%
-------------------------------------------------------------------------------
Class B (Est. 8/23/95)
Excluding Sales Charge                      +5.91%      +3.57%       +1.73%
Including Sales Charge                      +5.91%      +3.32%       -2.18%
-------------------------------------------------------------------------------
Class C (Est. 4/9/96)
Excluding Sales Charge                      +5.62%      +3.58%       +1.74%
Including Sales Charge                      +5.62%      +3.58%       +0.76%
-------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
March 2, 1995 (Fund's inception) through August 31, 2003

                    Delaware Tax-Free
                    California Fund --           Lehman Brothers
                    Class A Shares             Municipal Bond Index
                    ------------------         --------------------
   Mar-95                $ 9,657                      $10,000
   Aug-95                $ 9,913                      $10,469
   Aug-96                $10,629                      $11,017
   Aug-97                $11,830                      $12,036
   Aug-98                $13,086                      $13,077
   Aug-99                $12,885                      $13,148
   Aug-00                $13,529                      $14,033
   Aug-01                $14,940                      $15,466
   Aug-02                $15,801                      $16,431
   Aug-03                $16,296                      $16,947

Chart assumes $10,000 invested on March 2, 1995 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the Lehman Brothers Municipal Bond Index at that month's end, March 31, 1995. After March 31, 1995, returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE CALIFORNIA INSURED FUND

Fund Basics
As of August 31, 2003
-------------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the California state personal income tax as
is consistent with preservation of capital.
-------------------------------------------------
Total Fund Net Assets:
$40.39 million
-------------------------------------------------
Number of Holdings:
35
-------------------------------------------------
Fund Start Date:
October 15, 1992
-------------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-------------------------------------------------
Nasdaq Symbols:
Class A  VCINX
Class B  DVNBX
Class C  DVNCX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                            Lifetime    10 Years   Five Years    One Year
-------------------------------------------------------------------------------------------------
Class A (Est. 10/15/92)
Excluding Sales Charge                              +5.85%      +4.84%       +4.06%      +1.84%
Including Sales Charge                              +5.41%      +4.36%       +3.12%      -2.79%
-------------------------------------------------------------------------------------------------
Class B (Est. 3/2/94)
Excluding Sales Charge                              +4.43%                   +3.29%      +1.07%
Including Sales Charge                              +4.43%                   +3.03%      -2.83%
-------------------------------------------------------------------------------------------------
Class C (Est. 4/12/95)
Excluding Sales Charge                              +4.74%                   +3.32%      +1.17%
Including Sales Charge                              +4.74%                   +3.32%      +0.19%
-------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free California Insured Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                     Delaware Tax-Free
                  Californa Insured  Fund --           Lehman Brothers
                       Class A Shares                Municipal Bond Index
                  ---------------------------        --------------------
   Aug-93                 $ 9,550                         $10,000
   Aug-94                 $ 9,256                         $10,014
   Aug-95                 $ 9,897                         $10,902
   Aug-96                 $10,489                         $11,474
   Aug-97                 $11,524                         $12,534
   Aug-98                 $12,548                         $13,618
   Aug-99                 $12,301                         $13,692
   Aug-00                 $13,174                         $14,614
   Aug-01                 $14,428                         $16,106
   Aug-02                 $15,039                         $17,102
   Aug-03                 $15,321                         $17,639

Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware
   TAX-FREE COLORADO FUND

Fund Basics
As of August 31, 2003
-----------------------------------------------
Fund Objective:
The Fund seeks as high a level of current
income exempt from federal income tax and
from the Colorado state personal income tax as
is consistent with preservation of capital.
-----------------------------------------------
Total Fund Net Assets:
$321.24 million
-----------------------------------------------
Number of Holdings:
98
-----------------------------------------------
Fund Start Date:
April 23, 1987
-----------------------------------------------
Your Fund Manager:
Andrew M. McCullagh
-----------------------------------------------
Nasdaq Symbols:
Class A  VCTFX
Class B  DVBTX
Class C  DVCTX

Fund Performance
Average Annual Total Returns
Through August 31, 2003                                        Lifetime   10 Years    Five Years   One Year
------------------------------------------------------------------------------------------------------------
Class A (Est. 4/23/87)
Excluding Sales Charge                                         +6.95%      +5.09%       +3.81%      +2.52%
Including Sales Charge                                         +6.65%      +4.61%       +2.86%      -2.08%
------------------------------------------------------------------------------------------------------------
Class B (Est. 3/22/95)
Excluding Sales Charge                                         +5.02%                   +3.03%      +1.66%
Including Sales Charge                                         +5.02%                   +2.77%      -2.25%
------------------------------------------------------------------------------------------------------------
Class C (Est. 5/6/94)
Excluding Sales Charge                                         +5.06%                   +3.04%      +1.74%
Including Sales Charge                                         +5.06%                   +3.04%      +0.77%
------------------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, and C shares. Class A shares are sold with a front-end sales charge of up to 4.50% and have an annual distribution and service fee of 0.25%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

An expense limitation was in effect for all classes of Delaware Tax-Free Colorado Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance of a $10,000 Investment
August 31, 1993 through August 31, 2003


                      Delaware Tax-Free
                        Colorado Fund --         Lehman Brothers
                        Class A Shares         Municipal Bond Index
                      -------------------      --------------------
     Aug-93               $ 9,550                    $10,000
     Aug-94               $ 9,356                    $10,014
     Aug-95               $10,137                    $10,902
     Aug-96               $10,768                    $11,474
     Aug-97               $11,845                    $12,534
     Aug-98               $13,004                    $13,618
     Aug-99               $12,783                    $13,692
     Aug-00               $13,280                    $14,614
     Aug-01               $14,616                    $16,106
     Aug-02               $15,291                    $17,102
     Aug-03               $15,691                    $17,639


Chart assumes $10,000 invested on August 31, 1993 and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally tracks the performance of municipal bonds. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS                                 August 31, 2003

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 100.66%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.78%
  Phoenix Civic Improvement Corporation
    Series B
    5.25% 7/1/27 (FGIC/AMT)                             $2,500,000  $ 2,498,125
    5.25% 7/1/32 (FGIC/AMT)                              1,000,000      999,190
                                                                    -----------
                                                                      3,497,315
                                                                    -----------
Charter School Revenue Bonds - 9.23%
  Maricopa County Industrial Development
    Authority School District Revenue
    6.75% 7/1/29                                         1,000,000      982,490
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project II) Series A
    6.75% 7/1/31                                           500,000      491,015
  Pima County Industrial Development
    Authority (Life School College Project)
    Series A 7.875% 7/1/21                               2,000,000    1,827,140
                                                                    -----------
                                                                      3,300,645
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 9.87%
  Arizona Tourism & Sports Authority Tax
    Revenue Multipurpose Stadium
  Facilities Series A 5.00% 7/1/31 (MBIA)                1,000,000      990,290
  Glendale Municipal Property Corporation
    Excise Tax Revenue Series A
    5.00% 7/1/33 (AMBAC)                                   750,000      742,485
  Marana Municipal Property Corporation
    5.00% 7/1/28 (AMBAC)                                   575,000      571,159
  Phoenix Civic Improvement Corporation
  Excise Tax Revenue 4.50% 7/1/29                        1,350,000    1,226,219
                                                                    -----------
                                                                      3,530,153
                                                                    -----------
Higher Education Revenue Bonds - 15.89%
  Glendale Industrial Development Authority
    5.875% 5/15/31                                       1,000,000    1,024,539
  Northern Arizona University Systems
    Revenue 5.00% 6/1/34 (FGIC)                          1,000,000      987,850
  Southern Arizona Capital Facilities Finance
    (University of Arizona Project)
    5.10% 9/1/33 (MBIA)                                    850,000      851,029
  Tucson Industrial Development Authority
    (University of Arizona-Marshall
    Foundation) Series A
    5.00% 7/15/27 (AMBAC)                                1,000,000      995,390
  University of Arizona Certificates of
    Participation (University of Arizona
    Projects) Series B
    5.125% 6/1/22 (AMBAC)                                1,000,000    1,016,279
  West Campus Housing Revenue
    (Arizona State University Project)
    6.375% 7/1/22 (ACA)                                    750,000      808,748
                                                                    -----------
                                                                      5,683,835
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value

--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds - 12.50%
  Mesa Industrial Development Authority
    (Discovery Health Systems) Series A
    5.625% 1/1/29 (MBIA)                                $  750,000  $   779,288
  Mohave County Industrial Development
    Authority (Chris/Silver Ridge)
    6.375% 11/1/31 (GNMA)                                  550,000      579,343
  Scottsdale Industrial Development Authority
    Hospital Revenue
    (Scottsdale Healthcare)
    5.70% 12/1/21                                          500,000      504,280
  Winslow Industrial Development Authority
    Hospital Revenue
    (Winslow Memorial Hospital Project)
    5.50% 6/1/22                                         1,000,000      673,430
  Yavapai County Industrial Development
    Authority Hospital Revenue
    (Yavapai Regional Medical Center)
    Series A 5.25% 8/1/21 (RADIAN)                       1,000,000    1,004,179
  Yuma Industrial Development Authority
    Hospital Revenue
    (Yuma Regional Medical Center)
    5.00% 8/1/31 (FSA)                                     950,000      933,812
                                                                    -----------
                                                                      4,474,332
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 5.67%
  Maricopa County Pollution Control
    (Palo Verde Project) Series A
    5.05% 5/1/29 (AMBAC)                                 1,000,000      994,370
  Maricopa County Pollution Control
    Corporation Pollution Control Revenue
    (El Paso Electric Company Project)
    Series A 6.375% 8/1/15                               1,000,000    1,034,490
                                                                    -----------
                                                                      2,028,860
                                                                    -----------
Multifamily Housing Revenue Bonds - 10.75%
**Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Bay Club at Mesa Cove Project)
    Series B 8.25% 9/1/35                                1,875,000      656,250
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Sly-Mar Apartments)
    6.10% 4/20/36 (GNMA/AMT)                               700,000      729,722
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Villas at Augusta Project)
    6.50% 10/20/33 (GNMA)                                  850,000      886,941
  Peoria Casa Del Rio Industrial Development
    Authority Multifamily Housing Revenue
    (Casa Del Rio) 7.30% 2/20/28 (GNMA)                    500,000      524,905
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Camelback Crossing)
    6.35% 9/20/35 (GNMA)                                   500,000      531,285
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Sunbriar Apartments Project)
    7.25% 7/1/25 (MBIA/FHA)                                500,000      518,675
                                                                    -----------
                                                                      3,847,778
                                                                    -----------
                                       9

Statements                                       Delaware Tax-Free Arizona Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds - 5.55%
  Maricopa County Industrial Development
    Authority Correctional Facilities
    (Phoenix West Prison)
    5.375% 7/1/22 (ACA)                                  $ 750,000   $  751,508
  Prescott Valley Municipal Property
    Corporate Facilities Revenue
    5.00% 1/1/27 (FGIC)                                    700,000      700,210
  Sedona Partner Certificates of
    Participation Series 1999
    5.75% 7/1/16                                           500,000      535,735
                                                                     ----------
                                                                      1,987,453
                                                                     ----------
Political Subdivision General Obligation Bonds - 9.94%
  DC Ranch Community Facilities
    5.00% 7/15/27 (AMBAC)                                  500,000      498,865
    Eagle Mountain Community Facility District
    6.50% 7/1/21                                         1,010,000    1,122,049
  Phoenix Variable Purpose Series B
    5.00% 7/1/27                                         1,935,000    1,937,342
                                                                     ----------
                                                                      3,558,256
                                                                     ----------
Public Power Revenue Bonds - 2.77%
  Salt River Project Arizona Agricultural
    Improvement & Power District Electric
    System Revenue (Salt River Project)
    Series A 5.00% 1/1/31                                1,000,000      991,830
                                                                     ----------
                                                                        991,830
                                                                     ----------
School District General Obligation Bonds - 0.52%
  Maricopa County School District #69
    (Paradise Valley) 3.375% 7/1/13 (FGIC)                 200,000      185,430
                                                                     ----------
                                                                        185,430
                                                                     ----------
Single Family Housing Revenue Bonds - 0.55%
  Pima County Industrial Development
    Authority Single Family Mortgage
    Revenue Series A 6.125% 11/1/33
    (GNMA/FNMA/FHLMC/AMT)                                  190,000      198,421
                                                                     ----------
                                                                        198,421
                                                                     ----------
Territorial General Obligation Bonds - 2.77%
  Puerto Rico Commonwealth Public
    Improvement Series A 5.125% 7/1/31                   1,000,000      989,690
                                                                     ----------
                                                                        989,690
                                                                     ----------
Territorial Revenue Bonds - 2.78%
  Puerto Rico Public Buildings Authority
    Guaranteed Government Facilities
    Revenue Series D 5.25% 7/1/36                        1,000,000      994,810
                                                                     ----------
                                                                        994,810
                                                                     ----------
Water & Sewer Revenue Bonds - 2.09%
  Phoenix Civic Improvement Corporation
    Water Systems Revenue
    5.00% 7/1/26 (FGIC)                                    750,000      747,420
                                                                     ----------
                                                                        747,420
                                                                     ----------
Total Municipal Bonds
  (cost $37,497,256)                                                 36,016,228
                                                                     ----------

Total Market Value of Securities - 100.66%
  (cost $37,497,256)                                                $36,016,228
Liabilities Net of Receivables and
  Other Assets - (0.66%)                                               (235,270)
                                                                    -----------
Net Assets Applicable to 3,573,341 Shares
  Outstanding - 100.00%                                             $35,780,958
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  Arizona Fund Class A
  ($22,400,694/2,237,570 Shares)                                         $10.01
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Fund Class B
  ($8,956,323/894,988 Shares)                                            $10.01
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Fund Class C
  ($4,423,941/440,783 Shares)                                            $10.04
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $38,557,252
Distributions in excess of net investment income                         (1,660)
Accumulated net realized loss on investments                         (1,293,606)
Net unrealized depreciation of investments                           (1,481,028)
                                                                    -----------
Total net assets                                                    $35,780,958
                                                                    ===========

**Non-income producing security. Security is currently in default.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company FHA - Insured by the Federal Housing Administration
FHLMC - Insured by the Federal Home Loan Mortgage Corporation FNMA - Insured by Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association MBIA - Insured by the Municipal Bond Insurance Association RADIAN - Insured by Radian Asset Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Fund
Net asset value Class A (A)                                              $10.01
Sales charge (4.50% of offering price, or 4.70% of
  amount invested per share) (B)                                           0.47
                                                                         ------
Offering price                                                           $10.48
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)             August 31, 2003

                                                        Principal     Market
                                                          Amount       Value

--------------------------------------------------------------------------------
Municipal Bonds - 98.77%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 9.68%
  Phoenix Civic Improvement Corporation
    Series B
    5.25% 7/1/27 (FGIC/AMT)                             $  500,000   $  499,625
    5.25% 7/1/32 (FGIC/AMT)                              9,300,000    9,292,467
  Tucson Airport Authority
    5.35% 6/1/31 (AMBAC/AMT)                             5,000,000    5,004,250
                                                                    -----------
                                                                     14,796,342
                                                                    -----------
Charter School Revenue Bonds - 4.54%
  Pima County Industrial Development
    Authority (Arizona Charter Schools
    Project II) Series A 6.75% 7/1/31                      500,000      491,015
  Pima County Industrial Development
    Authority (Arizona Charter
    Schools Project) Series C 6.75% 7/1/31               6,570,000    6,451,937
                                                                    -----------
                                                                      6,942,952
                                                                    -----------
Continuing Care/Retirement Revenue Bonds - 2.59%
  Maricopa County Industrial Development
    Authority Health Facilities Revenue
    (Pennington Gardens) Series A
    6.30% 9/20/38 (GNMA/FHA)                             3,715,000    3,954,395
                                                                    -----------
                                                                      3,954,395
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 7.49%
  Arizona Tourism & Sports Authority Tax
    Revenue Multipurpose Stadium Facilities
    Series A
    5.00% 7/1/28 (MBIA)                                  2,500,000    2,483,300
    5.00% 7/1/31 (MBIA)                                  1,500,000    1,485,435
  Oro Valley Common Trust Funds Partnership
   5.75% 7/1/17 (MBIA)                                   1,000,000    1,094,060
  Phoenix Civic Improvement Corporation
    Excise Tax Revenue 5.00% 7/1/26                      1,000,000      999,260
  Surprise Municipal Property Excise Tax
   Revenue 5.70% 7/1/20 (FGIC)                           5,000,000    5,394,350
                                                                    -----------
                                                                     11,456,405
                                                                    -----------
Escrowed to Maturity Bonds - 0.23%
  Phoenix Street & Highway Revenue
    6.50% 7/1/09 (AMBAC)                                   350,000      355,611
                                                                    -----------
                                                                        355,611
                                                                    -----------
Higher Education Revenue Bonds - 9.77%
  Arizona State Board of Regents Certificates
    of Participation 5.125% 6/1/25 (AMBAC)               1,250,000    1,263,613
  Glendale Industrial Development Authority
    Educational Facilities (American
    Graduate School International)
    5.625% 7/1/20 (Connie Lee)                           1,000,000    1,069,890
    5.875% 7/1/15 (Connie Lee)                           2,500,000    2,713,575
  Mohave County Community College
    6.00% 3/1/20 (MBIA)                                  1,000,000    1,114,110
  South Campus Group Student Housing
    Revenue (Arizona State University South
    Campus Project) 5.625% 9/1/35 (MBIA)                 1,000,000    1,051,790
  Southern Arizona Capital Facilities Finance
    (University of Arizona Project)
    5.10% 9/1/33 (MBIA)                                  2,400,000    2,402,904

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Higher Education Revenue Bonds (continued)
  University of Arizona Certificates
    of Participation
    4.75% 6/1/23 (AMBAC)                                $1,000,000   $  973,060
    5.125% 6/1/21 (AMBAC)                                1,000,000    1,020,570
    5.75% 6/1/19 (AMBAC)                                 1,000,000    1,091,250
  West Campus Housing
    (Arizona State University Project)
    5.50% 7/1/34 (ACA)                                   2,250,000    2,239,560
                                                                    -----------
                                                                     14,940,322
                                                                    -----------
Hospital Revenue Bonds - 10.84%
  Mesa Industrial Development Authority
    (Discovery Health Systems) Series A
    5.625% 1/1/29 (MBIA)                                 9,250,000    9,611,212
  Phoenix Industrial Development Authority
    Hospital Revenue (John C. Lincoln Health)
    Series B 5.75% 12/1/16 (Connie Lee)                  4,110,000    4,488,531
  University of Arizona Medical Center
    6.25% 7/1/10 (MBIA)                                  1,445,000    1,465,143
  Yavapai County Industrial Development
    Authority Hospital Revenue
    (Yavapai Regional Medical Center)
    Series A 5.25% 8/1/21 (RADIAN)                       1,000,000    1,004,180
                                                                    -----------
                                                                     16,569,066
                                                                    -----------
Investor Owned Utilities Revenue Bonds - 4.60%
  Maricopa County Pollution Control
    (Palo Verde Project) Series A
    5.05% 5/1/29 (AMBAC)                                 5,000,000    4,971,850
  Puerto Rico Industrial Tourist Facilities
    Financing Authority
    6.625% 6/1/26 (AMT)                                  2,000,000    2,061,140
                                                                    -----------
                                                                      7,032,990
                                                                    -----------
Multifamily Housing Revenue Bonds - 13.14%
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Sly-Mar Apartments)
    6.10% 4/20/36 (GNMA/AMT)                             1,300,000    1,355,198
  Maricopa County Industrial Development
    Authority Multifamily Housing Revenue
    (Villas at Augusta Project)
    6.50% 10/20/33 (GNMA/AMT)                            1,650,000    1,721,709
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Camelback Crossing)
    6.35% 9/20/35 (GNMA)                                 1,500,000    1,593,855
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Capital Mews Apartments)
    5.70% 12/20/40 (GNMA/AMT)                            4,000,000    4,078,919
  Phoenix Industrial Development Authority
    Multifamily Housing Revenue
    (Ventana Palms Apartments)
    6.15% 10/1/29 (MBIA)                                   510,000      536,168
    6.20% 10/1/34 (MBIA)                                   940,000      997,105
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Columbus Village) Series A
    6.00% 10/20/31 (GNMA)                                1,150,000    1,201,785
    6.05% 10/20/41 (GNMA)                                1,520,000    1,586,652

Statements                               Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
  Pima County Industrial Development
    Authority Multifamily Housing Revenue
    (Sunbriar Apartments Project)
    7.25% 7/1/25 (MBIA/FHA)                             $1,225,000  $ 1,270,754
  Tolleson Industrial Development Authority
    Multifamily Housing Revenue
    (Copper Cove Project) Series A
    5.45% 11/20/32 (GNMA/AMT)                            1,285,000    1,295,691
  Yuma Industrial Development Authority
    Multifamily Revenue
    6.10% 9/20/19 (GNMA/AMT)                             2,340,000    2,450,354
  Yuma Industrial Development Authority
   Multifamily Revenue
   (Regency Apartments)
    Series A 5.50% 12/20/32 (GNMA/FHA)                   2,000,000    2,009,460
                                                                    -----------
                                                                     20,097,650
                                                                    -----------
Municipal Lease Revenue Bonds - 9.28%
  Maricopa County Industrial Development
    Authority Correctional Facilities
    (Phoenix West Prison)
    5.375% 7/1/22 (ACA)                                    250,000      250,503
  Phoenix Industrial Development Authority
    Lease Revenue (Capitol Mall LLC Project)
    5.50% 9/15/27 (AMBAC)                                5,000,000    5,196,399
  Phoenix Industrial Development Authority
    Lease Revenue (Capitol Mall LLC II Project)
    5.00% 9/15/28 (AMBAC)                                4,000,000    3,971,080
  Pinal County Certificates of Participation
    5.125% 6/1/21 (AMBAC)                                4,675,000    4,771,165
                                                                    -----------
                                                                     14,189,147
                                                                    -----------
Political Subdivision General Obligation Bonds - 1.31%
  DC Ranch Community Facilities
    5.00% 7/15/27 (AMBAC)                                1,000,000      997,730
  Phoenix Variable Purpose Series B
    5.00% 7/1/27                                         1,000,000    1,001,210
                                                                    -----------
                                                                      1,998,940
                                                                    -----------
Public Power Revenue Bonds - 5.60%
  Energy Management Services
    (Arizona State University - Main Campus)
    5.25% 7/1/17 (MBIA)                                  1,500,000    1,593,000
  Puerto Rico Electric Power Authority Power
    Revenue 5.00% 7/1/32                                 2,000,000    2,006,800
   Salt River Project Arizona Agricultural
    Improvement & Power District Electric
    System Revenue (Salt River Project)
    Series A 5.00% 1/1/31                                3,000,000    2,975,490
    Series B 5.00% 1/1/31 (MBIA)                         2,000,000    1,983,660
                                                                    -----------
                                                                      8,558,950
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 5.20%
  Cochise County Unified School District #68
    7.50% 7/1/10 (FGIC)                                 $1,000,000  $ 1,238,940
  Maricopa County School District #3
    (Tempe Elementary) Series E
    5.70% 7/1/16 (FGIC)                                  1,025,000    1,133,835
  Maricopa County School District #14
    (Creighton School Improvement Project
    of 1990) Series C 6.50% 7/1/08 (FGIC)                1,000,000    1,168,530
  Maricopa County School District #69
    (Paradise Valley) 3.375% 7/1/13 (FGIC)               4,750,000    4,403,962
                                                                    -----------
                                                                      7,945,267
                                                                    -----------
Single Family Housing Revenue Bonds - 0.81%
  Pima County Industrial Development
    Authority Single Family Housing
    Revenue 6.10% 5/1/31 (GNMA/AMT)                      1,200,000    1,242,372
                                                                    -----------
                                                                      1,242,372
                                                                    -----------
Territorial General Obligation Bonds - 4.62%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.125% 7/1/30 (FSA)                                  1,250,000    1,264,550
    5.125% 7/1/31                                        4,450,000    4,404,121
  Puerto Rico Commonwealth Refunding
  Public Improvements Series A
    5.50% 7/1/19                                         1,300,000    1,390,337
                                                                    -----------
                                                                      7,059,008
                                                                    -----------
Transportation Revenue Bonds - 3.02%
  Arizona State Transportation Board Highway
    Revenue Series A 5.00% 7/1/21                        2,500,000    2,549,500
  Arizona State Transportation Board Highway
    Revenue Series B
    5.25% 7/1/21                                         1,000,000    1,039,710
    5.25% 7/1/22                                         1,000,000    1,035,320
                                                                    -----------
                                                                      4,624,530
                                                                    -----------
Water & Sewer Revenue Bonds - 6.05%
  Gilbert Water & Waste Water Revenue
    6.50% 7/1/12 (FGIC)                                  1,000,000    1,052,510
    6.50% 7/1/22 (FGIC)                                  2,650,000    2,780,645
  Phoenix Civic Improvement Corporation
    Wastewater Systems Revenue
    5.00% 7/1/24 (FGIC)                                  1,000,000    1,000,900
    5.00% 7/1/26 (FGIC)                                  3,750,000    3,737,100
  Prescott Valley Sewer Revenue
    5.00% 1/1/23 (MBIA)                                    670,000      674,677
                                                                    -----------
                                                                      9,245,832
                                                                    -----------
Total Municipal Bonds (cost $147,511,486)                           151,009,779
                                                                    -----------

Statements                                Delaware Tax-Free Arizona Insured Fund
   OF NET ASSETS (CONTINUED)


Total Market Value of Securities - 98.77%
  (cost $147,511,486)                                              $151,009,779
Receivables and Other Assets
  Net of Liabilities - 1.23%                                          1,883,142
                                                                   ------------
Net Assets Applicable to 13,697,515 Shares
  Outstanding - 100.00%                                            $152,892,921
                                                                   ============

Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class A
  ($129,682,965/11,620,196 Shares)                                       $11.16
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class B
  ($14,665,502/1,313,229 Shares)                                         $11.17
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Arizona Insured Fund Class C
  ($8,544,454/764,090 Shares)                                            $11.18
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                               $148,675,771
Undistributed net investment income                                       7,314
Accumulated net realized gain on investments                            711,543
Net unrealized appreciation of investments                            3,498,293
                                                                   ------------
Total net assets                                                   $152,892,921
                                                                   ============

Summary of Abbreviations:
ACA -- Insured by American Capital Access
AMBAC -- Insured by the AMBAC Indemnity Corporation
AMT -- Subject to Alternative Minimum Tax
Connie Lee -- Insured by the College Construction Insurance Association FGIC -- Insured by the Financial Guaranty Insurance Company
FHA -- Insured by the Federal Housing Administration
FSA -- Insured by Financial Security Assurance
GNMA -- Insured by Government National Mortgage Association
MBIA -- Insured by the Municipal Bond Insurance Association
RADIAN -- Insured by Radian Asset Assurance


Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Arizona Insured Fund
Net asset value Class A (A)                                              $11.16
Sales charge (4.50% of offering price, or 4.75% of
  amount invested per share) (B)                                           0.53
                                                                         ------
Offering price                                                           $11.69
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)                  August 31, 2003

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.81%
--------------------------------------------------------------------------------
Continuing Care/Retirement Revenue Bonds - 5.80%
  Abag Finance Authority of California
    (Nonprofit Corporations)
    Certificates of Participation
    (Lincoln Glen Manor Senior Citizens)
    6.10% 2/15/25                                       $2,575,000  $ 2,630,620
                                                                    -----------
                                                                      2,630,620
                                                                    -----------
Dedicated Tax & Fees Revenue Bonds - 4.19%
  Poway Unified School District
    5.60% 9/1/33                                         1,000,000      947,960
  San Bernardino County Special Tax
    Community Facilities 5.90% 9/1/33                    1,000,000      952,570
                                                                    -----------
                                                                      1,900,530
                                                                    -----------
Higher Education Revenue Bonds - 7.77%
  California Educational Facilities Authority
    Revenue (Pepperdine University)
    Series A 5.50% 8/1/32                                1,000,000    1,020,950
  California Statewide Communities Revenue
    Authority East Campus Apartments LLC
    Series A 5.625% 8/1/34 (ACA)                         1,000,000    1,007,130
  San Diego County Certificates of Participation
    (University of San Diego)
    5.375% 10/1/41                                       1,000,000    1,002,290
  University of California Revenues Series A
    5.00% 5/15/33 (AMBAC)                                  500,000      491,975
                                                                    -----------
                                                                      3,522,345
                                                                    -----------
Hospital Revenue Bonds - 9.18%
  Abag Finance Authority of California
    (Nonprofit Corporations-San Diego
    Hospital Association) Series A
    6.125% 8/15/20                                       1,250,000    1,288,875
  California Health Facilities Financing
    Authority (Adventist Health Systems)
    Series A 5.00% 3/1/33                                1,000,000      901,240
  California Health Facilities Financing
    Authority (The Episcopal Home)
    5.30% 2/1/32                                         1,000,000      979,390
  California Infrastructure & Economic
    Development Bank Revenue
    (Kaiser Hospital Associates I, LLC)
    Series A 5.55% 8/1/31                                1,000,000      990,280
                                                                    -----------
                                                                      4,159,785
                                                                    -----------
Miscellaneous Revenue Bonds - 6.97%
  California Statewide Communities
    Development Authority Revenue
    (Bentley School) 6.75% 7/1/32                        1,000,000    1,005,940
  San Diego County Certificates of
    Participation 5.70% 2/1/28                           1,200,000    1,130,544
  San Diego County Certificates of
    Participation (The Burnham Institute)
    6.25% 9/1/29                                         1,000,000    1,024,310
                                                                    -----------
                                                                      3,160,794
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds - 19.50%
   California Mobile Home Park Financing
     Authority Revenue (Ranch Vallecitos,
     San Marcos) Series A
     5.25% 11/15/36 (ACA)                               $1,000,000    $ 973,560
   California Statewide Communities
     Development Authority Multifamily
     Housing Revenue
     (Citrus Gardens Apartments Project)
     Series D1 5.375% 7/1/32                             1,000,000      974,190
   California Statewide Communities
     Development Authority Multifamily
     Housing Revenue
     (Silver Ridge Apartments)
     5.80% 8/1/33 (AMT)                                  1,000,000    1,041,179
   California Statewide Communities
     Development Authority Multifamily
     Housing Revenue
     (Stonehaven Apartments Project)
     Series A 5.875% 7/1/32 (ACA)                        1,000,000    1,017,090
   Fairfield Housing Authority 5.625% 9/1/23             1,000,000      965,670
   Monterey County Housing Authority
     (Parkside Manor Apartments)
     5.00% 7/1/19                                        1,000,000      941,460
   Palm Springs Mobile Home Park Revenue
     (Sahara Mobile Home Park)
     5.625% 5/15/26                                      1,000,000      984,160
     5.75% 5/15/37                                       1,000,000      976,630
   Santa Clara County Housing Authority
     (Rivertown Apartments Project)
     Series A 5.85% 8/1/31 (AMT)                         1,000,000      964,280
                                                                    -----------
                                                                      8,838,219
                                                                    -----------
 Municipal Lease Revenue Bonds - 6.91%
   California State Public Works Board
     Lease Revenue 5.00% 12/1/27 (AMBAC)                 1,000,000      988,430
     Orange County Water Distribution Revenue
     5.00% 8/15/34 (MBIA)                                1,180,000    1,159,893
   San Jose Financing Authority Lease Revenue
     (Civic Center Project) Series B
     5.00% 6/1/32 (AMBAC)                                1,000,000      984,180
                                                                    -----------
                                                                      3,132,503
                                                                    -----------
 Parking Revenue Bonds - 2.33%
   San Diego Redevelopment Agency
     6.40% 9/1/25                                        1,000,000    1,056,970
                                                                    -----------
                                                                      1,056,970
                                                                    -----------
*Pre-Refunded Bonds - 2.62%
   Tustin Unified School District
     6.375% 9/1/35-08                                    1,000,000    1,189,930
                                                                    -----------
                                                                      1,189,930
                                                                    -----------
 Public Power Revenue Bonds - 5.55%
   California State Department Water Reserve
   Power Supply Revenue Series A
     5.375% 5/1/21                                       1,000,000    1,014,990
   Puerto Rico Electric Power Authority
     Power Revenue 5.00% 7/1/32 (MBIA)                   1,000,000    1,003,400
   Vernon Electric Systems Revenue
     5.30% 4/1/26                                          515,000      498,577
                                                                    -----------
                                                                      2,516,967
                                                                    -----------

Statements                                    Delaware Tax-Free California Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 6.53%
  Gilroy Unified School District
    (Malbor Generating State Project)
    5.00% 8/1/27 (FGIC)                                 $1,000,000    $ 989,360
  Lawndale Elementary School District
    5.00% 8/1/32 (FSA)                                   1,000,000      984,180
  San Diego Unified School District
    5.00% 7/1/28 (FSA)                                   1,000,000      988,020
                                                                    -----------
                                                                      2,961,560
                                                                    -----------
State General Obligation Bonds - 1.43%
  California State Veterans Series B
    5.70% 12/1/32 (AMT)                                    640,000      649,728
                                                                    -----------
                                                                        649,728
                                                                    -----------
Tax Increment/Special Assessment Bonds - 9.08%
  Lake Elisnore Public Financing Authority
    5.50% 9/1/30                                         1,000,000      999,300
    5.80% 9/2/15                                         1,110,000    1,136,074
  San Francisco City & County Redevelopment
    Agency 6.125% 8/1/31                                 1,000,000      979,000
  Southern California Logistics Airport
    Authority (Southern California Logistics
    Airport Project) 6.50% 12/1/31                       1,000,000    1,003,130
                                                                    -----------
                                                                      4,117,504
                                                                    -----------
Transportation Revenue Bonds - 2.23%
  Port of Oakland
    5.375% 11/1/27 (FGIC/AMT)                            1,000,000    1,012,630
                                                                    -----------
                                                                      1,012,630
                                                                    -----------
Waste Disposal Revenue Bonds - 4.42%
  Salinas Valley Solid Waste Authority
    Revenue 5.25% 8/1/31 (AMBAC/AMT)                     2,000,000    2,003,440
                                                                    -----------
                                                                      2,003,440
                                                                    -----------
Water & Sewer Revenue Bonds - 4.30%
  Los Angeles Department of Water & Power
    Waterworks Revenue Series A
    5.00% 7/1/43 (FGIC)                                  1,000,000      968,400
  San Juan Basin Authority
    (Ground Water Recovery Project)
    5.00% 12/1/34 (AMBAC)                                1,000,000      982,540
                                                                    -----------
                                                                      1,950,940
                                                                    -----------
Total Municipal Bonds (cost $44,643,718)                             44,804,465
                                                                    -----------

                                                           Number
                                                          of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 1.26%
--------------------------------------------------------------------------------
  Federated California Municipal Trust                     573,362      573,362
                                                                    -----------
Total Short-Term Investments (cost $573,362)                            573,362
                                                                    -----------

Total Market Value of Securities - 100.07%
  (cost $45,217,080)                                                 45,377,827
Liabilities Net of Receivables and
  Other Assets - (0.07%)                                                (30,754)
                                                                    -----------
Net Assets Applicable to 4,212,731 Shares
  Outstanding - 100.00%                                             $45,347,073
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  California Fund Class A
  ($22,168,838/2,062,824 Shares)                                         $10.75
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Fund Class B
  ($16,164,902/1,498,224 Shares)                                         $10.79
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Fund Class C
  ($7,013,333/651,683 Shares)                                            $10.76
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                                $46,492,842
Undistributed net investment income                                       1,300
Accumulated net realized loss on investments                         (1,307,816)
Net unrealized appreciation of investments                              160,747
                                                                    -----------
Total net assets                                                    $45,347,073
                                                                    ===========

*For Pre-Refunded Bonds, the stated maturity is followed by the year in which the bond is pre-refunded.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free California Fund
Net asset value Class A (A)                                              $10.75
Sales charge (4.50% of offering price, or 4.74% of
  amount invested per share) (B)                                           0.51
                                                                         ------
Offering price                                                           $11.26
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                             Delaware Tax-Free California Insured Fund
   OF NET ASSETS (CONTINUED)           August 31, 2003


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 99.05%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 4.87%
  Sacramento County Airport System
    Revenue Series A 5.00% 7/1/32 (FSA)                 $1,000,000   $  984,170
  San Jose Airport Revenue Series A
    5.00% 3/1/31 (FGIC)                                  1,000,000      984,570
                                                                     ----------
                                                                      1,968,740
                                                                     ----------
Dedicated Tax & Fees Revenue Bonds - 4.83%
  San Bernardino County Special Tax
    Community Facilities 5.90% 9/1/33                    1,000,000      952,570
  San Francisco Bay Area Rapid Transit
    District Sales Tax Revenue
    5.125% 7/1/36 (AMBAC)                                1,000,000      998,510
                                                                     ----------
                                                                      1,951,080
                                                                     ----------
Higher Education Revenue Bonds - 13.97%
  California Educational Facilities
    Authority Revenue
    5.00% 10/1/32                                        1,000,000      991,620
    5.75% 11/1/30 (MBIA)                                 1,000,000    1,065,610
  California State Los Angeles University
    Auxiliary Services
    5.125% 6/1/33 (MBIA)                                 1,600,000    1,600,880
  San Diego County Certificates
   of Participation
   (University of San Diego)
    5.375% 10/1/41                                       1,000,000    1,002,290
  University of California Revenues Series A
    5.00% 5/15/33 (AMBAC)                                1,000,000      983,950
                                                                     ----------
                                                                      5,644,350
                                                                     ----------
Hospital Revenue Bonds - 5.97%
  California Health Facilities Financing
    Authority (The Episcopal Home)
    5.30% 2/1/32                                         1,000,000      979,390
  Oakland Industrial Revenue
    (Harrison Foundation) Series B
    6.00% 1/1/29 (AMBAC)                                 1,300,000    1,433,289
                                                                     ----------
                                                                      2,412,679
                                                                     ----------
Miscellaneous Revenue Bonds - 5.16%
  California Statewide Communities
    Development Authority Revenue
    (Bentley School) 6.75% 7/1/32                        1,000,000    1,005,940
  San Diego County Certificates of
    Participation 5.75% 7/1/31 (MBIA)                    1,000,000    1,076,940
                                                                     ----------
                                                                      2,082,880
                                                                     ----------
Multifamily Housing Revenue Bonds - 12.08%
  California Statewide Communities
    Development Authority Multifamily
    Housing Revenue
    (Citrus Gardens Apartments Project)
    Series D1 5.375% 7/1/32                                800,000      779,352
  California Statewide Communities
    Development Authority Multifamily
    Housing Revenue (East Tabor Apartments)
    6.85% 8/20/36 (GNMA)                                 1,500,000    1,588,754
  Los Angeles Multifamily Housing Revenue
    (Park Plaza) 5.50% 1/20/43 (GNMA)                    1,430,000    1,449,520

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Multifamily Housing Revenue Bonds (continued)
  Ventura County Area Housing Authority
    Multifamily Housing Revenue
    (Glen Oaks Apartments) Series A
    6.35% 7/20/34 (GNMA)                                $1,027,000  $ 1,061,672
                                                                    -----------
                                                                      4,879,298
                                                                    -----------
Municipal Lease Revenue Bonds - 7.32%
  California State Public Works Board
    Lease Revenue
    5.00% 3/1/27 (AMBAC)                                 1,000,000      984,100
    5.00% 12/1/27 (AMBAC)                                1,000,000      988,430
  San Jose Financing Authority Lease Revenue
    (Civic Center Project) Series B
    5.00% 6/1/32 (AMBAC)                                 1,000,000      984,180
                                                                    -----------
                                                                      2,956,710
                                                                    -----------
Public Power Revenue Bonds - 5.00%
  California State Department Water Reserve
    Power Supply Revenue Series A
    5.375% 5/1/21                                        1,000,000    1,014,990
  Puerto Rico Electric Power Authority
    Power Revenue 5.00% 7/1/32 (MBIA)                    1,000,000    1,003,400
                                                                    -----------
                                                                      2,018,390
                                                                    -----------
School District General Obligation Bonds - 9.83%
  Gilroy Unified School District
    (Malbor Generating State Project)
    5.00% 8/1/27 (FGIC)                                  1,000,000      989,360
  Placer Unified High School District
    5.00% 8/1/25 (FSA)                                   1,000,000      992,720
  San Diego Unified School District
    5.00% 7/1/28 (FSA)                                   1,000,000      988,020
  Sequoia Unified High School District
    5.125% 7/1/31 (FSA)                                  1,000,000    1,000,700
                                                                    -----------
                                                                      3,970,800
                                                                    -----------
School District Revenue Bonds - 2.59%
  Franklin-McKinley School District Certificates
    of Participation (Financing Project)
    Series B 5.00% 9/1/27 (AMBAC)                        1,060,000    1,044,259
                                                                    -----------
                                                                      1,044,259
                                                                    -----------
Tax Increment/Special Assessment Bonds - 15.05%
  La Quinta Redevelopment Agency Tax
    Allocation 5.10% 9/1/31 (AMBAC)                      2,000,000    1,987,300
  Poway Redevelopment Agency Certificates
    of Participation 5.75% 6/15/33 (MBIA)                1,400,000    1,509,116
  Riverside County Redevelopment Agency
    5.25% 10/1/35 (AMBAC)                                1,590,000    1,606,298
  San Francisco City & County Redevelopment
    Agency 6.125% 8/1/31                                 1,000,000      979,000
                                                                    -----------
                                                                      6,081,714
                                                                    -----------
Transportation Revenue Bonds - 2.57%
  Port of Oakland 5.75% 11/1/29 (FGIC/AMT)               1,000,000    1,038,870
                                                                    -----------
                                                                      1,038,870
                                                                    -----------
Waste Disposal Revenue Bonds - 4.97%
  Salinas Valley Solid Waste Authority Revenue
    5.25% 8/1/27 (AMBAC)                                 2,000,000    2,007,260
                                                                    -----------
                                                                      2,007,260
                                                                    -----------

Statements                            Delaware Tax-Free California Insured Fund
   OF NET ASSETS (CONTINUED)


                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Water & Sewer Revenue Bonds - 4.84%
  California State Department of Water
    Resources Water Systems Revenue
    (Central Valley Project) Series X
    5.00% 12/1/29 (FGIC)                                $1,000,000  $   986,250
  Los Angeles Department of Water & Power
    Waterworks Revenue Series A
    5.00% 7/1/43 (FGIC)                                  1,000,000      968,400
                                                                    -----------
                                                                      1,954,650
                                                                    -----------
Total Municipal Bonds (cost $39,298,008)                             40,011,680
                                                                    -----------
                                                          Number
                                                         of Shares
--------------------------------------------------------------------------------
Short-Term Investments - 2.35%
--------------------------------------------------------------------------------
  Federated California Municipal Trust                     947,474      947,474
                                                                    -----------
Total Short-Term Investments
  (cost $947,474)                                                       947,474
                                                                    -----------

Total Market Value of Securities - 101.40%
  (cost $40,245,482)                                                 40,959,154
Liabilities Net of Receivables and
  Other Assets - (1.40%)                                               (566,598)
                                                                    -----------
Net Assets Applicable to 3,786,656 Shares
  Outstanding - 100.00%                                             $40,392,556
                                                                    ===========

Net Asset Value - Delaware Tax-Free
  California Insured Fund Class A
  ($28,822,019/2,701,617 Shares)                                         $10.67
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class B
  ($8,628,328/808,553 Shares)                                            $10.67
                                                                         ------
Net Asset Value - Delaware Tax-Free
  California Insured Fund Class C
  ($2,942,209/276,486 Shares)                                            $10.64
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization - no par)                                $39,698,745
Accumulated net realized loss on investments                            (19,861)
Net unrealized appreciation of investments                              713,672
                                                                    -----------
Total net assets                                                    $40,392,556
                                                                    ===========

Summary of Abbreviations:
AMBAC - Insured by the AMBAC Indemnity Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free California Insured Fund
Net asset value Class A (A)                                              $10.67
Sales charge (4.50% of offering price, or 4.69% of
  amount invested per share) (B)                                           0.50
                                                                         ------
Offering price                                                           $11.17
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)                    August 31, 2003

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds - 98.50%
--------------------------------------------------------------------------------
Airport Revenue Bonds - 3.81%
  Denver City & County Airport
    5.00% 11/15/33 (XLCA)                               $4,000,000  $ 3,887,360
    5.25% 11/15/23 (MBIA)                                8,250,000    8,371,523
                                                                    -----------
                                                                     12,258,883
                                                                    -----------
Charter School Revenue Bonds - 8.91%
  Colorado Educational & Cultural Facilities
    Authority (Aspen Foundation Colorado)
    6.125% 7/1/12                                          560,000      551,331
    6.50% 7/1/24                                         1,710,000    1,606,990
  Colorado Educational & Cultural Facilities
    Authority (Collegiate Academy Charter
    School Project)
    7.375% 12/15/21                                      1,000,000    1,021,570
    7.50% 12/15/31                                       1,000,000    1,023,030
  Colorado Educational & Cultural Facilities
    Authority (Compass Montessori Charter
    School Project) 7.75% 7/15/31                        2,125,000    2,041,785
  Colorado Educational & Cultural Facilities
    Authority (Compass Montessori R1
    Charter School Project) 8.00% 2/15/32                2,645,000    2,679,623
  Colorado Educational & Cultural Facilities
    Authority (Core Knowledge Charter
    School Project) 7.00% 11/1/29                        1,000,000    1,061,670
  Colorado Educational & Cultural Facilities
    Authority (Frontier Academy Charter
    School Project)
    7.25% 6/1/20                                         1,450,000    1,490,803
    7.375% 6/1/31                                        1,775,000    1,827,398
  Colorado Educational & Cultural Facilities
    Authority (Lincoln Academy Charter
    School Project) 8.375% 3/1/26                        2,400,000    2,430,288
  Colorado Educational & Cultural Facilities
    Authority (Littleton Academy Charter
    School Project) 6.125% 1/15/31                       2,000,000    1,927,960
  Colorado Educational & Cultural Facilities
    Authority (Montessori Districts Charter
    School Projects) 6.125% 7/15/32                      5,590,000    5,349,350
  Colorado Educational & Cultural Facilities
    Authority (Pinnacle Charter
    School Project) 6.00% 12/1/21                        1,750,000    1,729,753
  Colorado Educational & Cultural Facilities
    Authority (Renaissance Charter School
    Project) 6.75% 6/1/29                                2,000,000    1,925,440
  Colorado Educational & Cultural Facilities
    Authority (Stargate Charter
    School Project) 6.125% 5/1/33                        2,000,000    1,951,740
                                                                    -----------
                                                                     28,618,731
                                                                    -----------

Continuing Care/Retirement Revenue Bonds - 3.79%
  Colorado Health Facilities Authority
    (Covenant Retirement Communities)
    5.50% 12/1/33 (RADIAN)                               5,000,000    5,012,100
  Colorado Health Facilities Authority
    (Porter Place) 6.00% 1/20/36 (GNMA)                  5,000,000    5,209,050
  Mesa County Residential Care Facilities
    Mortgage Revenue (Hilltop Community
    Resources) Series A
    5.375% 12/1/28 (RADIAN)                              2,000,000    1,969,940
                                                                    -----------
                                                                     12,191,090
                                                                    -----------

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Dedicated Tax & Fees Revenue Bonds - 0.60%
  Broomfield Sales & Use Tax Revenue
    Refunding & Improvement Series A
    5.00% 12/1/31 (AMBAC)                               $1,950,000  $ 1,930,910
                                                                    -----------
                                                                      1,930,910
                                                                    -----------
Higher Education Revenue Bonds - 12.81%
  Boulder County Development Revenue
    University Corporation for Atmospheric
    Research 5.00% 9/1/33 (MBIA)                         1,200,000    1,186,200
  Colorado Educational & Cultural Facilities
    Authority (Johnson & Wales University
    Project) Series A 4.75% 4/1/33 (XLCA)                2,500,000    2,339,850
  Colorado Educational & Cultural Facilities
    Authority (University of Colorado
    Foundation Project)
    5.00% 7/1/32 (AMBAC)                                 6,000,000    5,936,280
  Colorado Educational & Cultural Facilities
    Authority (University of Denver Project)
    5.375% 3/1/23 (AMBAC)                                2,000,000    2,067,300
  Colorado Educational & Cultural Facilities
    Authority (University of Denver Project)
    Series A 5.00% 3/1/27 (MBIA)                         5,000,000    4,974,650
  Colorado Educational & Cultural Facilities
    Authority (University of Northern
  Colorado Student Housing Project)
    5.125% 7/1/37 (MBIA)                                 7,500,000    7,510,049
  Colorado School Mines Auxiliary Facilities
    Revenue 5.00% 12/1/37 (AMBAC)                        3,630,000    3,574,098
  Colorado Springs Revenue
    (Colorado College Project)
    5.375% 6/1/32                                        5,570,000    5,710,030
  Colorado State University Systems
    Series B 5.00% 3/1/35 (AMBAC)                        3,500,000    3,457,860
  University of Colorado Enterprise System
    5.375% 6/1/26                                        1,000,000    1,028,640
  University of Colorado Enterprise System
    Series B 5.125% 6/1/28 (FGIC)                        3,350,000    3,367,353
                                                                    -----------
                                                                     41,152,310
                                                                    -----------
Hospital Revenue Bonds - 9.63%
  Boulder County Hospital Revenue
    Development (Longmont United
    Hospital Project)
    5.60% 12/1/27 (RADIAN)                               1,250,000    1,265,288
    5.875% 12/1/20                                       3,000,000    3,011,610
    6.00% 12/1/30 (RADIAN)                               5,000,000    5,298,199
  Colorado Health Facilities Authority
    (Catholic Health Initiatives)
    5.50% 3/1/32                                         5,000,000    5,042,200
  Colorado Health Facilities Authority
    (Vail Valley Medical Center Project)
    5.75% 1/15/22                                          500,000      503,100
    5.80% 1/15/27                                        3,475,000    3,483,201
    6.60% 1/15/20 (ACA)                                  1,000,000    1,032,410
  Delta County Memorial Hospital District
    5.35% 9/1/17                                         4,000,000    3,900,760
  Denver Health & Hospital Authority
    Healthcare Revenue Series A
    5.375% 12/1/28 (ACA)                                 2,770,000    2,739,558
    6.00% 12/1/31                                        1,000,000      983,190

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Hospital Revenue Bonds (continued)
  University of Colorado Hospital Authority
    Series A 5.60% 11/15/31                             $3,650,000  $ 3,667,520
                                                                    -----------
                                                                     30,927,036
                                                                    -----------
Miscellaneous Revenue Bonds - 8.07%
  Colorado Educational & Cultural Facilities
    Authority Revenue 5.25% 6/1/21                       2,000,000    2,006,780
**Colorado Post Secondary Education
    (Ocean Journey Project) 8.375% 12/1/26               8,000,000      252,000
  Denver Convention Center Series A
    5.00% 12/1/33 (XLCA)                                11,000,000   10,690,020
  Lowry Economic Redevelopment Authority
    Revenue 7.80% 12/1/10                               11,040,000   11,852,986
  Lowry Economic Redevelopment Authority
    Revenue Series A (Private Placement)
    7.30% 12/1/10                                        1,055,000    1,117,266
                                                                    -----------
                                                                     25,919,052
                                                                    -----------
Multifamily Housing Revenue Bonds - 9.71%
  Adams County Housing Authority Mortgage
    Revenue (Aztec Villa Apartments Project)
    5.85% 12/1/27                                        1,825,000    1,867,632
  Adams County Housing Authority Mortgage
    Revenue (Greenbriar Project)
    6.75% 7/1/21                                         1,730,000    1,797,574
  Burlingame Multifamily Housing Revenue
    Series A 6.00% 11/1/29 (MBIA)                        1,250,000    1,302,675
  Colorado Housing & Finance Authority
    (Multifamily Housing Insured Mortgage)
    Series A3 6.25% 10/1/26 (FHA)                        6,205,000    6,443,272
    Series C3 6.15% 10/1/41                              1,590,000    1,660,119
  Colorado Housing & Finance Authority
    (Multifamily Project Class I)
    Series A5 5.45% 10/1/33                                720,000      688,126
  Denver City & County Multifamily Housing
    Revenue Federal Housing Authority
    (Insured Mortgage Loan - Garden Court)
    5.40% 7/1/39 (FHA)                                   2,000,000    2,020,100
  Englewood Multifamily Housing Revenue
    (Marks Apartments Project)
    6.65% 12/1/26                                        5,700,000    5,767,089
  Englewood Multifamily Housing Revenue
    (Marks Apartments Project) Series B
    6.00% 12/15/18                                       7,515,000    7,521,087
  Lake County Multifamily Housing Mortgage
    Revenue (Sawatch Apartments)
    6.80% 10/20/35 (GNMA)                                1,955,000    2,112,866
                                                                    -----------
                                                                     31,180,540
                                                                    -----------
Municipal Lease Revenue Bonds - 8.48%
  Aurora Certificates of Participation
    5.50% 12/1/30 (AMBAC)                                8,000,000    8,273,680
  Conejos & Alamosa Counties School
    District Region Certificates of
    Participation 6.50% 4/1/11                           1,315,000    1,371,769
  El Paso County Certificates of Participation
    (Detention Facilities Project) Series B
    5.00% 12/1/27 (AMBAC)                                1,500,000    1,486,560

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
Municipal Lease Revenue Bonds (continued)
  El Paso County Certificates of Participation
    (Judicial Building Project) Series A
    5.00% 12/1/27 (AMBAC)                               $2,000,000  $ 1,982,080
  Fremont County Certificates of Participation
    Refunding & Improvement Series A
    5.25% 12/15/24 (MBIA)                                3,045,000    3,126,423
    5.25% 12/15/26 (MBIA)                                1,025,000    1,041,093
  Greeley County Building Authority
    Certificates of Participation
    6.10% 8/15/16                                        2,600,000    2,725,814
  Paint Brush Hills Metropolitan District
    Certificates of Participation
    7.75% 9/1/21                                         1,594,248    1,564,723
  Pueblo County Certificates of Participation
    6.50% 12/1/24                                        5,460,000    5,671,684
                                                                    -----------
                                                                     27,243,826
                                                                    -----------
Political Subdivision General Obligation Bonds - 11.79%
  Arapahoe County Water & Wastewater
    Public Improvement District Series A
    5.125% 12/1/32 (MBIA)                                5,000,000    5,018,600
  Bowles Metropolitan District
    5.00% 12/1/33 (FSA)                                  2,000,000    1,979,820
  Concord Metropolitan District
    8.00% 12/1/19                                        5,000,000    5,180,800
  Galleria Metropolitan District
    7.25% 12/1/09                                        1,125,000    1,169,696
  Lincoln Park Metropolitan District
    7.75% 12/1/26                                        2,610,000    2,675,328
  Meridian Metropolitan District Refunding
    Series A 5.00% 12/1/31 (RADIAN)                      7,000,000    6,677,790
  North Range Metropolitan District #1
    7.25% 12/15/31                                       3,400,000    3,381,266
  Saddle Rock Colorado Metropolitan District
    5.35% 12/1/31                                        1,580,000    1,575,070
  Silver Dollar Metropolitan District
    7.05% 12/1/30                                        5,000,000    5,086,900
  Tri-Pointe Commercial Metropolitan District
    7.75% 12/1/19                                        5,000,000    5,138,400
                                                                    -----------
                                                                     37,883,670
                                                                    -----------
Public Utility District Revenue Bonds - 3.09%
  Colorado Springs Utilities Revenue
    Series A 5.00% 11/15/29                             10,000,000    9,919,800
                                                                    -----------
                                                                      9,919,800
                                                                    -----------
Recreational Area Revenue Bonds - 1.71%
  Aurora Golf Course Enterprise System
    Revenue (Saddle Rock Golf Course)
    6.20% 12/1/15                                        2,000,000    2,047,620
  South Suburban Park & Recreation District
    (Golf & Ice Arena Facility)
    6.00% 11/1/15                                        2,330,000    2,412,785
  Westminster Golf Course
    5.55% 12/1/23 (RADIAN)                               1,000,000    1,026,180
                                                                    -----------
                                                                      5,486,585
                                                                    -----------

Statements                                      Delaware Tax-Free Colorado Fund
   OF NET ASSETS (CONTINUED)

                                                        Principal     Market
                                                          Amount       Value
--------------------------------------------------------------------------------
Municipal Bonds (continued)
--------------------------------------------------------------------------------
School District General Obligation Bonds - 5.59%
  Arapahoe County Colorado School District
    5.00% 12/1/22 (FGIC)                               $1,000,000  $  1,010,630
  Douglas County School District No Re 1
    Building (Douglas & Elbert Counties)
    Series B 5.125% 12/15/25 (FSA)                      5,000,000     5,051,950
  El Paso County School District #2
    (Harrison) 5.00% 12/1/27 (MBIA)                     2,615,000     2,606,423
  El Paso County School District #49
    (Falcon) 5.50% 12/1/21 (FGIC)                       3,580,000     3,788,642
  Garfield County School District No Re 2
    5.00% 12/1/25 (FSA)                                 1,000,000       997,920
  La Plata County School District No 9-R
    5.125% 11/1/24 (MBIA)                               1,000,000     1,011,230
  Larimer Weld & Boulder Counties School
    Districts No R-2J 5.00% 12/15/15 (FSA)              3,260,000     3,503,392
                                                                   ------------
                                                                     17,970,187
                                                                   ------------
Tax Increment/Special Assessment Bonds - 2.53%
  Loveland Special Improvements District #1
    7.50% 7/1/29                                        6,140,000     6,153,692
  Pueblo Urban Renewal Authority Tax
    Increment Revenue 6.625% 12/1/19                    1,890,000     1,965,222
                                                                   ------------
                                                                      8,118,914
                                                                   ------------
Territorial General Obligation Bonds - 0.46%
  Puerto Rico Commonwealth Public
    Improvement Series A
    5.00% 7/1/27                                        1,000,000       974,780
    5.125% 7/1/31                                         500,000       494,845
                                                                   ------------
                                                                      1,469,625
                                                                   ------------
Territorial Revenue Bonds - 0.55%
  Puerto Rico Public Buildings Authority
    Revenue Series D 5.25% 7/1/27                       1,750,000     1,752,695
                                                                   ------------
                                                                      1,752,695
                                                                   ------------
Turnpike/Toll Road Revenue Bonds - 5.12%
  E-470 Public Highway Authority
    5.75% 9/1/35 (MBIA)                                 3,100,000     3,333,709
  Northwest Parkway Public Highway
    Authority Series A 5.25% 6/15/41 (FSA)             13,000,000    13,122,850
                                                                   ------------
                                                                     16,456,559
                                                                   ------------
Water & Sewer Revenue Bonds - 1.85%
  Erie Water Enterprise Revenue
    5.00% 12/1/23 (ACA)                                 1,750,000     1,671,740
  Lafayette Water Revenue Series A
    5.00% 12/1/27 (MBIA)                                1,100,000     1,093,180
  Ute Utility Water Conservancy District Water
    Revenue 5.75% 6/15/20 (MBIA)                        2,900,000     3,167,525
                                                                   ------------
                                                                      5,932,445
                                                                   ------------
Total Municipal Bonds (cost $313,338,478)                           316,412,858
                                                                   ------------

Total Market Value of Securities - 98.50%
  (cost $313,338,478)                                              $316,412,858
Receivables and Other Assets
  Net of Liabilities - 1.50%                                          4,829,417
                                                                   ------------
Net Assets Applicable to 29,662,747 Shares
  Outstanding - 100.00%                                            $321,242,275
                                                                   ============
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class A
  ($299,528,129/27,659,508 Shares)                                       $10.83
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class B
  ($13,108,408/1,209,840 Shares)                                         $10.83
                                                                         ------
Net Asset Value - Delaware Tax-Free
  Colorado Fund Class C
  ($8,605,738/793,399 Shares)                                            $10.85
                                                                         ------

Components of Net Assets at August 31, 2003:
Shares of beneficial interest
  (unlimited authorization-- no par)                               $320,225,904
Accumulated net realized loss on investments                         (2,058,009)
Net unrealized appreciation of investments                            3,074,380
                                                                   ------------
Total net assets                                                   $321,242,275
                                                                   ------------

**Non-income producing security. Security currently in default.

Summary of Abbreviations:
ACA - Insured by American Capital Access
AMBAC - Insured by the AMBAC Indemnity Corporation
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
XLCA - Insured by XL Capital Assurance

Net Asset Value and Offering Price per Share -
  Delaware Tax-Free Colorado Fund
Net asset value Class A (A)                                              $10.83
Sales charge (4.50% of offering price, or 4.71% of
  amount invested per share) (B)                                           0.51
                                                                         ------
Offering price                                                           $11.34
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B) See the current prospectus for purchases of $100,000 or more.

See accompanying notes

Statements                                           Year Ended August 31, 2003
   OF OPERATIONS


                                                        Delaware      Delaware       Delaware      Delaware         Delaware
                                                         Tax-Free     Tax-Free       Tax-Free      Tax-Free         Tax-Free
                                                         Arizona   Arizona Insured  California  California Insured  Colorado
                                                          Fund          Fund           Fund          Fund             Fund
Investment Income:
  Interest                                             $2,160,169    $8,433,286     $2,552,829    $2,094,859      $19,185,116
                                                       ----------    ----------     ----------    ----------      -----------
Expenses:
  Management fees                                         216,689       806,609        262,705       203,606        1,836,240
  Dividend disbursing and transfer agent fees
    and expenses                                           17,700        88,960         24,906        23,070          196,200
  Distribution expenses-- Class A                          61,854       342,504         61,650        74,125          776,218
  Distribution expenses-- Class B                         100,986       147,937        161,084        92,336          146,361
  Distribution expenses-- Class C                          45,831        94,365         69,498        18,180           87,649
  Accounting and administration expenses                   17,576        73,353         21,582        18,124          148,765
  Registration fees                                         8,026         6,709            572           696            5,394
  Reports and statements to shareholders                    1,894        16,813             --         9,724           91,136
  Professional fees                                        13,146        19,100          4,590         7,458           62,748
  Custodian fees                                            3,147         7,820          3,684         3,768           17,091
  Trustees' fees                                            1,610         8,317          2,644         2,700           17,750
  Other                                                    10,931        38,724          7,729        10,021           91,246
                                                       ----------    ----------     ----------    ----------      -----------
                                                          499,390     1,651,211        620,644       463,808        3,476,798
  Less expenses absorbed or waived                        (92,635)      (78,576)      (207,820)           --               --
  Less expenses paid indirectly                            (1,007)       (3,946)        (1,187)       (1,215)          (8,956)
                                                       ----------    ----------     ----------    ----------      -----------
  Total expenses                                          405,748     1,568,689        411,637       462,593        3,467,842
                                                       ----------    ----------     ----------    ----------      -----------
  Net Investment Income                                 1,754,421     6,864,597      2,141,192     1,632,266       15,717,274
                                                       ----------    ----------     ----------    ----------      -----------

  Net Realized and Unrealized Gain (Loss)
    on Investments:
  Net realized gain on investments                        140,622       754,322        216,651       166,983          631,030
  Net change in unrealized appreciation/
    depreciation of investments                        (2,328,563)   (4,291,338)    (1,294,988)   (1,149,222)      (8,259,671)
                                                       ----------    ----------     ----------    ----------      -----------
  Net Realized and Unrealized Loss
    on Investments                                     (2,187,941)   (3,537,016)    (1,078,337)     (982,239)      (7,628,641)
                                                       ----------    ----------     ----------    ----------      -----------

  Net Increase (Decrease) in Net Assets
    Resulting from Operations                           ($433,520)   $3,327,581     $1,062,855      $650,027       $8,088,633
                                                       ==========    ==========     ==========    ==========      ===========

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS

                                                                                   Delaware Tax-Free          Delaware Tax-Free
                                                                                     Arizona Fund            Arizona Insured Fund
                                                                                     Year Ended                  Year Ended
                                                                                8/31/03        8/31/02       8/31/03      8/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                      $ 1,754,421    $ 1,783,251  $  6,864,597  $  6,941,384
  Net realized gain (loss) on investments                                        140,622        (73,813)      754,322     2,596,988
  Net change in unrealized appreciation/depreciation of investments           (2,328,563)        33,806    (4,291,338)   (1,097,360)
                                                                             -----------    -----------  ------------  ------------
  Net increase (decrease) in net assets resulting from operations               (433,520)     1,743,244     3,327,581     8,441,012
                                                                             -----------    -----------  ------------  ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                    (1,170,970)    (1,213,829)   (5,989,214)   (6,301,205)
   Class B                                                                      (401,931)      (413,805)     (534,860)     (432,125)
   Class C                                                                      (181,499)      (155,617)     (340,523)     (208,054)

  Net realized gain on investments:
   Class A                                                                            --             --    (1,396,185)     (865,976)
   Class B                                                                            --             --      (143,720)      (62,839)
   Class C                                                                            --             --       (91,428)      (28,435)
                                                                             -----------    -----------  ------------  ------------
                                                                              (1,754,400)    (1,783,251)   (8,495,930)   (7,898,634)
                                                                             -----------    -----------  ------------  ------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                     3,550,052     10,514,069    13,366,725    13,506,834
   Class B                                                                       833,181      2,176,368     3,326,803     5,743,574
   Class C                                                                       573,736      1,971,388     3,929,559     5,512,689

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                       502,292        549,306     3,663,972     3,385,866
   Class B                                                                       159,824        153,041       380,126       259,825
   Class C                                                                       132,415        123,314       334,202       190,296
                                                                             -----------    -----------  ------------  ------------
                                                                               5,751,500     15,487,486    25,001,387    28,599,084
                                                                             -----------    -----------  ------------  ------------
  Cost of shares repurchased:
   Class A                                                                    (6,928,421)    (3,162,787)  (24,391,768)  (17,114,099)
   Class B                                                                    (2,123,309)      (365,597)   (2,246,828)   (1,297,726)
   Class C                                                                      (579,367)      (192,302)   (3,517,552)     (905,756)
                                                                             -----------    -----------  ------------  ------------
                                                                              (9,631,097)    (3,720,686)  (30,156,148)  (19,317,581)
                                                                             -----------    -----------  ------------  ------------
Increase (decrease) in net assets derived from capital share transactions     (3,879,597)    11,766,800    (5,154,761)    9,281,503
                                                                             -----------    -----------  ------------  ------------
Net Increase (Decrease) in Net Assets                                         (6,067,517)    11,726,793   (10,323,110)    9,823,881

Net Assets:
  Beginning of year                                                           41,848,475     30,121,682   163,216,031   153,392,150
                                                                             -----------    -----------  ------------  ------------
  End of year                                                                $35,780,958    $41,848,475  $152,892,921  $163,216,031
                                                                             ===========    ===========  ============  ============

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                             Delaware Tax-Free               Delaware Tax-Free
                                                                             California Fund               California Insured Fund
                                                                                Year Ended                      Year Ended
                                                                            8/31/03       8/31/02           8/31/03       8/31/02

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                  $ 2,141,192    $ 2,115,292      $ 1,632,266    $ 1,539,100
  Net realized gain (loss) on investments                                    216,651       (157,317)         166,983        (35,039)
  Net change in unrealized appreciation/depreciation of investments       (1,294,988)       314,498       (1,149,222)       (12,835)
                                                                         -----------    -----------      -----------    -----------
  Net increase in net assets resulting from operations                     1,062,855      2,272,473          650,027      1,491,226
                                                                         -----------    -----------      -----------    -----------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                (1,198,163)    (1,205,949)      (1,249,365)    (1,194,000)
   Class B                                                                  (658,337)      (615,935)        (319,704)      (316,220)
   Class C                                                                  (284,692)      (293,408)         (63,197)       (28,880)

  Net realized gain on investments:
   Class A                                                                        --             --               --       (431,988)
   Class B                                                                        --             --               --       (134,873)
   Class C                                                                        --             --               --        (12,025)
                                                                         -----------    -----------      -----------    -----------
                                                                          (2,141,192)    (2,115,292)      (1,632,266)    (2,117,986)
                                                                         -----------    -----------      -----------    -----------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                 6,900,365      4,478,047        4,039,278      3,028,178
   Class B                                                                 3,123,917      1,924,681        1,648,826      3,012,575
   Class C                                                                 2,400,582      1,660,298        2,003,403      1,342,130

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                   420,231        523,361          655,264        845,801
   Class B                                                                   225,516        198,541          161,774        242,589
   Class C                                                                   190,408        170,057           26,743         13,665
                                                                         -----------    -----------      -----------    -----------
                                                                          13,261,019      8,954,985        8,535,288      8,484,938
                                                                         -----------    -----------      -----------    -----------
  Cost of shares repurchased:
   Class A                                                                (8,123,457)    (6,495,544)      (3,785,642)    (2,796,439)
   Class B                                                                (1,891,459)    (1,886,367)      (2,732,015)    (1,037,452)
   Class C                                                                (2,745,126)      (749,274)        (360,679)      (179,715)
                                                                         -----------    -----------      -----------    -----------
                                                                         (12,760,042)    (9,131,185)      (6,878,336)    (4,013,606)
                                                                         -----------    -----------      -----------    -----------
Increase (decrease) in net assets derived from capital share transactions    500,977       (176,200)       1,656,952      4,471,332
                                                                         -----------    -----------      -----------    -----------
Net Increase (Decrease) in Net Assets                                       (577,360)       (19,019)         674,713      3,844,572

Net Assets:
  Beginning of year                                                       45,924,433     45,943,452       39,717,843     35,873,271
                                                                         -----------    -----------      -----------    -----------
  End of year                                                            $45,347,073    $45,924,433      $40,392,556    $39,717,843
                                                                         ===========    ===========      ===========    ===========

See accompanying notes

Statements
   OF CHANGES IN NET ASSETS (CONTINUED)

                                                                              Delaware Tax-Free Colorado Fund
                                                                                       Year Ended
                                                                                 8/31/03          8/31/02
Increase (Decrease) in Net Assets from Operations:
  Net investment income                                                       $ 15,717,274     $ 16,136,974
  Net realized gain on investments                                                 631,030        2,605,316
  Net change in unrealized appreciation/depreciation of investments             (8,259,671)      (3,729,898)
                                                                              ------------     ------------
  Net increase in net assets resulting from operations                           8,088,633       15,012,392
                                                                              ------------     ------------

Dividends and Distributions to Shareholders from:
  Net investment income:
   Class A                                                                     (14,774,600)     (15,269,995)
   Class B                                                                        (586,453)        (592,108)
   Class C                                                                        (349,930)        (275,325)
                                                                              ------------     ------------
                                                                               (15,710,983)     (16,137,428)
                                                                              ------------     ------------

Capital Share Transactions:
  Proceeds from shares sold:
   Class A                                                                      18,044,255       18,451,081
   Class B                                                                       1,399,969        2,320,838
   Class C                                                                       4,139,859        3,462,982

Net asset value of shares issued upon reinvestment of dividends and distributions:
   Class A                                                                       8,886,403        9,541,898
   Class B                                                                         378,269          400,849
   Class C                                                                         252,301          207,164
                                                                              ------------     ------------
                                                                                33,101,056       34,384,812
                                                                              ------------     ------------
  Cost of shares repurchased:
   Class A                                                                     (35,022,951)     (30,747,830)
   Class B                                                                      (3,195,659)      (2,173,560)
   Class C                                                                      (3,630,231)      (1,223,433)
                                                                              ------------     ------------
                                                                               (41,848,841)     (34,144,823)
                                                                              ------------     ------------
Increase (decrease) in net assets derived from capital share transactions       (8,747,785)         239,989
                                                                              ------------     ------------
Net Decrease in Net Assets                                                     (16,370,135)        (885,047)

Net Assets:
  Beginning of year                                                            337,612,410      338,497,457
                                                                              ------------     ------------
  End of year                                                                 $321,242,275     $337,612,410
                                                                              ============     ============

See accompanying notes

Financial
   HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free Arizona Fund Class A
                                                                         ----------------------------------------------------------
                                                                                                Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99
Net asset value, beginning of period                                     $10.590     $10.620      $10.250     $10.450      $11.210

Income (loss) from investment operations:
Net investment income                                                      0.491       0.532        0.572       0.555        0.538
Net realized and unrealized gain (loss) on investments                    (0.580)     (0.030)       0.370      (0.200)      (0.645)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                          (0.089)      0.502        0.942       0.355       (0.107)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.491)     (0.532)      (0.572)     (0.555)      (0.538)
Net realized gain on investments                                              --          --           --          --       (0.115)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.491)     (0.532)      (0.572)     (0.555)      (0.653)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.010     $10.590      $10.620     $10.250      $10.450
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                           (0.88%)      4.93%        9.48%       3.68%       (1.09%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $22,401     $26,664      $18,809     $13,873      $18,586
Ratio of expenses to average net assets                                    0.75%       0.75%        0.75%       0.75%        0.60%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.99%       0.98%        1.01%       1.06%        1.10%
Ratio of net investment income to average net assets                       4.73%       5.09%        5.50%       5.53%        4.88%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.49%       4.86%        5.24%       5.22%        4.38%
Portfolio turnover                                                           70%        111%         108%        115%          68%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free Arizona Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03   8/31/02(2)     8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $10.590     $10.620      $10.240     $10.450      $11.200

Income (loss) from investment operations:
Net investment income                                                      0.413       0.454        0.495       0.481        0.456
Net realized and unrealized gain (loss) on investments                    (0.580)     (0.030)       0.380      (0.210)      (0.635)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                          (0.167)      0.424        0.875       0.271       (0.179)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.413)     (0.454)      (0.495)     (0.481)      (0.456)
Net realized gain on investments                                              --          --           --          --       (0.115)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.413)     (0.454)      (0.495)     (0.481)      (0.571)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.010     $10.590      $10.620     $10.240      $10.450
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                           (1.62%)      4.16%        8.78%       2.82%       (1.74%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,956     $10,629       $8,681      $4,911       $5,956
Ratio of expenses to average net assets                                    1.50%       1.50%        1.50%       1.50%        1.35%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.74%       1.73%        1.76%       1.81%        1.85%
Ratio of net investment income to average net assets                       3.98%       4.34%        4.75%       4.78%        4.13%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.74%       4.11%        4.49%       4.47%        3.63%
Portfolio turnover                                                           70%        111%         108%        115%          68%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free Arizona Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                Year Ended
                                                                          8/31/03   8/31/02(2)    8/31/01    8/31/00      8/31/99

Net asset value, beginning of period                                     $10.610     $10.640      $10.270     $10.470      $11.230

Income (loss) from investment operations:
Net investment income                                                      0.413       0.454        0.492       0.478        0.456
Net realized and unrealized gain (loss) on investments                    (0.570)     (0.030)       0.370      (0.200)      (0.645)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                          (0.157)      0.424        0.862       0.278       (0.189)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.413)     (0.454)      (0.492)     (0.478)      (0.456)
Net realized gain on investments                                              --          --           --          --       (0.115)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.413)     (0.454)      (0.492)     (0.478)      (0.571)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.040     $10.610      $10.640     $10.270      $10.470
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                           (1.53%)      4.14%        8.62%       2.88%       (1.82%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $4,424      $4,555       $2,632      $1,880       $1,957
Ratio of expenses to average net assets                                    1.50%       1.50%        1.50%       1.50%        1.35%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.74%       1.73%        1.76%       1.81%        1.85%
Ratio of net investment income to average net assets                       3.98%       4.34%        4.75%       4.78%        4.13%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.74%       4.11%        4.49%       4.47%        3.63%
Portfolio turnover                                                           70%        111%         108%        115%          68%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                              Delaware Tax-Free Arizona Insured Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99

Net asset value, beginning of period                                     $11.530     $11.500      $11.040     $10.990      $11.550

Income (loss) from investment operations:
Net investment income                                                      0.502       0.510        0.521       0.525        0.528
Net realized and unrealized gain (loss) on investments                    (0.253)      0.100        0.460       0.050       (0.560)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.249       0.610        0.981       0.575       (0.032)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.502)     (0.510)      (0.521)     (0.525)      (0.528)
Net realized gain on investments                                          (0.117)     (0.070)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.619)     (0.580)      (0.521)     (0.525)      (0.528)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.160     $11.530      $11.500     $11.040      $10.990
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            2.17%       5.54%        9.12%       5.47%       (0.36%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $129,683    $141,424     $141,298    $142,018     $166,368
Ratio of expenses to average net assets                                    0.86%       0.90%        0.95%       0.95%        0.91%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.91%       0.90%        0.97%       0.98%        0.91%
Ratio of net investment income to average net assets                       4.37%       4.50%        4.65%       4.88%        4.60%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.32%       4.50%        4.63%       4.85%        4.60%
Portfolio turnover                                                           29%         46%          45%         50%          29%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        ---------------------------------------------------------
                                                                              Delaware Tax-Free Arizona Insured Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.540     $11.500      $11.040     $10.990      $11.550

Income (loss) from investment operations:
Net investment income                                                      0.416       0.426        0.437       0.444        0.441
Net realized and unrealized gain (loss) on investments                    (0.253)      0.110        0.460       0.050       (0.560)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.163       0.536        0.897       0.494       (0.119)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.416)     (0.426)      (0.437)     (0.444)      (0.441)
Net realized gain on investments                                          (0.117)     (0.070)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.533)     (0.496)      (0.437)     (0.444)      (0.441)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.170     $11.540      $11.500     $11.040      $10.990
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.41%       4.83%        8.31%       4.68%       (1.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $14,666     $13,678       $8,864      $6,630       $6,059
Ratio of expenses to average net assets                                    1.61%       1.65%        1.70%       1.70%        1.66%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.66%       1.65%        1.72%       1.73%        1.66%
Ratio of net investment income to average net assets                       3.62%       3.75%        3.90%       4.13%        3.85%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.57%       3.75%        3.88%       4.10%        3.85%
Portfolio turnover                                                           29%         46%          45%         50%          29%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                              Delaware Tax-Free Arizona Insured Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.550     $11.520      $11.040     $10.990      $11.560

Income (loss) from investment operations:
Net investment income                                                      0.415       0.426        0.438       0.444        0.441
Net realized and unrealized gain (loss) on investments                    (0.253)      0.100        0.480       0.050       (0.570)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.162       0.526        0.918       0.494       (0.129)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.415)     (0.426)      (0.438)     (0.444)      (0.441)
Net realized gain on investments                                          (0.117)     (0.070)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.532)     (0.496)      (0.438)     (0.444)      (0.441)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $11.180     $11.550      $11.520     $11.040      $10.990
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.40%       4.73%        8.50%       4.68%       (1.20%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,544      $8,115       $3,230      $1,322       $1,373
Ratio of expenses to average net assets                                    1.61%       1.65%        1.70%       1.70%        1.66%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.66%       1.65%        1.72%       1.73%        1.66%
Ratio of net investment income to average net assets                       3.62%       3.75%        3.90%       4.13%        3.85%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.57%       3.75%        3.88%       4.10%        3.85%
Portfolio turnover                                                           29%         46%          45%         50%          29%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                  Delaware Tax-Free California Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)     8/31/01    8/31/00      8/31/99

Net asset value, beginning of period                                     $11.010     $10.950      $10.430     $10.490      $11.220

Income (loss) from investment operations:
Net investment income                                                      0.537       0.546        0.538       0.547        0.556
Net realized and unrealized gain (loss) on investments                    (0.260)      0.060        0.520      (0.060)      (0.709)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.277       0.606        1.058       0.487       (0.153)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.537)     (0.546)      (0.538)     (0.547)      (0.554)
Net realized gain on investments                                              --          --           --          --       (0.023)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.537)     (0.546)      (0.538)     (0.547)      (0.577)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.750     $11.010      $10.950     $10.430      $10.490
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            2.51%       5.77%       10.43%       5.00%       (1.53%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $22,169     $23,462      $24,925     $24,794      $24,515
Ratio of expenses to average net assets                                    0.50%       0.50%        0.50%       0.50%        0.33%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.93%       0.97%        0.99%       1.04%        0.97%
Ratio of net investment income to average net assets                       4.84%       5.05%        5.07%       5.46%        4.95%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.41%       4.58%        4.58%       4.92%        4.31%
Portfolio turnover                                                           56%         93%         130%         82%         123%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                               Delaware Tax-Free California Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.050     $10.990      $10.460     $10.520      $11.260

Income (loss) from investment operations:
Net investment income                                                      0.453       0.465        0.459       0.473        0.470
Net realized and unrealized gain (loss) on investments                    (0.260)      0.060        0.530      (0.060)      (0.717)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.193       0.525        0.989       0.413       (0.247)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.453)     (0.465)      (0.459)     (0.473)      (0.470)
                                                                         -------     -------      -------     -------      -------
Net realized gain on investments                                              --          --           --          --       (0.023)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.453)     (0.465)      (0.459)     (0.473)      (0.493)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.790     $11.050      $10.990     $10.460      $10.520
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.73%       4.95%        9.58%       4.31%       (2.35%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $16,165     $15,105      $14,792     $14,449      $13,676
Ratio of expenses to average net assets                                    1.25%       1.25%        1.25%       1.25%        1.08%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.72%        1.74%       1.79%        1.72%
Ratio of net investment income to average net assets                       4.09%       4.30%        4.32%       4.71%        4.20%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.66%       3.83%        3.83%       4.17%        3.56%
Portfolio turnover                                                           56%         93%         130%         82%         123%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                        ---------------------------------------------------------
                                                                                Delaware Tax-Free California Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $11.020     $10.970      $10.440     $10.500      $11.230

Income (loss) from investment operations:
Net investment income                                                      0.454       0.465        0.459       0.472        0.470
Net realized and unrealized gain (loss) on investments                    (0.260)      0.050        0.530      (0.060)      (0.707)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.194       0.515        0.989       0.412       (0.237)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.454)     (0.465)      (0.459)     (0.472)      (0.470)
Net realized gain on investments                                              --          --           --          --       (0.023)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.454)     (0.465)      (0.459)     (0.472)      (0.493)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.760     $11.020      $10.970     $10.440      $10.500
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.74%       4.86%        9.70%       4.22%       (2.26%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $7,013      $7,357       $6,227      $4,179       $5,132
Ratio of expenses to average net assets                                    1.25%       1.25%        1.25%       1.25%        1.08%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.72%        1.74%       1.79%        1.72%
Ratio of net investment income to average net assets                       4.09%       4.30%        4.32%       4.71%        4.20%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.66%       3.83%        3.83%       4.17%        3.56%
Portfolio turnover                                                           56%         93%         130%         82%         123%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                             Delaware Tax-Free California Insured Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99

Net asset value, beginning of period                                     $10.930     $11.130      $10.640     $10.430      $11.130

Income (loss) from investment operations:
Net investment income                                                      0.463       0.470        0.496       0.500        0.497
Net realized and unrealized gain (loss) on investments                    (0.260)     (0.027)       0.490       0.210       (0.700)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.203       0.443        0.986       0.710       (0.203)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.463)     (0.470)      (0.496)     (0.500)      (0.497)
Net realized gain on investments                                              --      (0.173)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.463)     (0.643)      (0.496)     (0.500)      (0.497)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.670     $10.930      $11.130     $10.640      $10.430
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.84%       4.23%        9.51%       7.10%       (1.97%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $28,822     $28,630      $28,045     $23,877      $25,042
Ratio of expenses to average net assets                                    0.93%       0.92%        0.87%       1.00%        0.99%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.93%       0.92%        0.87%       1.09%        1.10%
Ratio of net investment income to average net assets                       4.21%       4.36%        4.59%       4.87%        4.51%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  4.21%       4.36%        4.59%       4.78%        4.40%
Portfolio turnover                                                           44%        111%         162%         91%         114%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                             Delaware Tax-Free California Insured Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $10.930     $11.130      $10.640     $10.430      $11.130

Income (loss) from investment operations:
Net investment income                                                      0.381       0.389        0.415       0.423        0.414
Net realized and unrealized gain (loss) on investments                    (0.260)     (0.027)       0.490       0.210       (0.700)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.121       0.362        0.905       0.633       (0.286)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.381)     (0.389)      (0.415)     (0.423)      (0.414)
Net realized gain on investments                                              --      (0.173)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.381)     (0.562)      (0.415)     (0.423)      (0.414)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.670     $10.930      $11.130     $10.640      $10.430
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.07%       3.44%        8.70%       6.30%       (2.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $8,628      $9,714       $7,628      $6,440       $6,588
Ratio of expenses to average net assets                                    1.68%       1.67%        1.62%       1.75%        1.74%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.67%        1.62%       1.84%        1.85%
Ratio of net investment income to average net assets                       3.46%       3.61%        3.84%       4.12%        3.76%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.46%       3.61%        3.84%       4.03%        3.65%
Portfolio turnover                                                           44%        111%         162%         91%         114%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                             Delaware Tax-Free California Insured Fund Class C
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03   8/31/02(2)     8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                                     $10.890     $11.090      $10.600     $10.390      $11.090

Income (loss) from investment operations:
Net investment income                                                      0.380       0.392        0.417       0.423        0.414
Net realized and unrealized gain (loss) on investments                    (0.250)     (0.027)       0.490       0.210       (0.700)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.130       0.365        0.907       0.633       (0.286)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.380)     (0.392)      (0.417)     (0.423)      (0.414)
Net realized gain on investments                                              --      (0.173)          --          --           --
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.380)     (0.565)      (0.417)     (0.423)      (0.414)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.640     $10.890      $11.090     $10.600      $10.390
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.17%       3.45%        8.75%       6.32%       (2.70%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                   $2,942      $1,374         $200        $439         $592
Ratio of expenses to average net assets                                    1.68%       1.67%        1.62%       1.75%        1.74%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.68%       1.67%        1.62%       1.84%        1.85%
Ratio of net investment income to average net assets                       3.46%       3.61%        3.84%       4.12%        3.76%
Ratio of net investment income to average net assets prior to expense
  limitation and expenses paid indirectly                                  3.46%       3.61%        3.84%       4.03%        3.65%
Portfolio turnover                                                           44%        111%         162%         91%         114%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. This change in accounting had no impact for the year ended August 31, 2002. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                 Delaware Tax-Free Colorado Fund Class A
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99
Net asset value, beginning of period                                     $11.080     $11.120      $10.630     $10.780      $11.510

Income (loss) from investment operations:
Net investment income                                                      0.527       0.532        0.549       0.543        0.552
Net realized and unrealized gain (loss) on investments                    (0.250)     (0.040)       0.490      (0.150)      (0.730)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.277       0.492        1.039       0.393       (0.178)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.527)     (0.532)      (0.549)     (0.543)      (0.552)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.527)     (0.532)      (0.549)     (0.543)      (0.552)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.830     $11.080      $11.120     $10.630      $10.780
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            2.52%       4.60%       10.05%       3.89%       (1.69%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                 $299,528    $314,695     $318,550    $304,409     $338,184
Ratio of expenses to average net assets                                    0.99%       0.95%        1.00%       1.00%        0.91%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             0.99%       0.95%        1.00%       1.04%        0.91%
Ratio of net investment income to average net assets                       4.76%       4.86%        5.09%       5.22%        4.86%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly                          4.76%       4.86%        5.09%       5.18%        4.86%
Portfolio turnover                                                           30%         36%          64%         53%          55%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
   HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                         ---------------------------------------------------------
                                                                                Delaware Tax-Free Colorado Fund Class B
                                                                         ---------------------------------------------------------
                                                                                                 Year Ended
                                                                         8/31/03    8/31/02(2)    8/31/01     8/31/00     8/31/99
Net asset value, beginning of period                                     $11.090     $11.120      $10.630     $10.790      $11.510

Income (loss) from investment operations:
Net investment income                                                      0.444       0.450        0.468       0.463        0.466
Net realized and unrealized gain (loss) on investments                    (0.260)     (0.030)       0.490      (0.160)      (0.719)
                                                                         -------     -------      -------     -------      -------
Total from investment operations                                           0.184       0.420        0.958       0.303       (0.253)
                                                                         -------     -------      -------     -------      -------

Less dividends and distributions from:
Net investment income                                                     (0.444)     (0.450)      (0.468)     (0.463)      (0.467)
                                                                         -------     -------      -------     -------      -------
Total dividends and distributions                                         (0.444)     (0.450)      (0.468)     (0.463)      (0.467)
                                                                         -------     -------      -------     -------      -------

Net asset value, end of period                                           $10.830     $11.090      $11.120     $10.630      $10.790
                                                                         =======     =======      =======     =======      =======

Total return(1)                                                            1.66%       3.92%        9.24%       3.00%       (2.34%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $13,108     $14,843      $14,330     $13,441      $13,530
Ratio of expenses to average net assets                                    1.74%       1.70%        1.75%       1.75%        1.66%
Ratio of expenses to average net assets prior to expense limitation
  and expenses paid indirectly                                             1.74%       1.70%        1.75%       1.79%        1.66%
Ratio of net investment income (loss) to average net assets                4.01%       4.11%        4.34%       4.47%        4.11%
Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expenses paid indirectly                          4.01%       4.11%        4.34%       4.43%        4.11%
Portfolio turnover                                                           30%         36%          64%         53%          55%

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Financial
     HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             ----------------------------------------------------------
                                                                    Delaware Tax-Free Colorado Fund Class C
                                                             ----------------------------------------------------------
                                                                                     Year Ended
                                                              8/31/03    8/31/02(2)    8/31/01     8/31/00      8/31/99

Net asset value, beginning of period                          $11.100     $11.130      $10.640     $10.790      $11.520

Income (loss) from investment operations:
Net investment income                                           0.444       0.450        0.468       0.465        0.463
Net realized and unrealized gain (loss) on investments         (0.250)     (0.030)       0.490      (0.150)      (0.726)
                                                               ------      ------        -----      ------       ------
Total from investment operations                                0.194       0.420        0.958       0.315       (0.263)
                                                                =====       =====        =====       =====       ======

Less dividends and distributions from:
Net investment income                                          (0.444)     (0.450)      (0.468)     (0.465)      (0.467)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.444)     (0.450)      (0.468)     (0.465)      (0.467)
                                                               ------      ------       ------      ------       ------

Net asset value, end of period                                $10.850     $11.100      $11.130     $10.640      $10.790
                                                              =======     =======      =======     =======      =======

Total return1                                                   1.74%       3.91%        9.23%       3.11%       (2.42%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $8,606      $8,074       $5,617      $4,254       $4,332
Ratio of expenses to average net assets                         1.74%       1.70%        1.75%       1.75%        1.66%
Ratio of expenses to average net assets prior to expense
  limitation and expenses paid indirectly                       1.74%       1.70%        1.75%       1.79%        1.66%
Ratio of net investment income to average net assets            4.01%       4.11%        4.34%       4.47%        4.11%
Ratio of net investment income to average net assets prior to
  expense limitation and expenses paid indirectly               4.01%       4.11%        4.34%       4.43%        4.11%
Portfolio turnover                                                30%         36%          64%         53%          55%


(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

(2) As required, effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities. The effect of this change for the year ended August 31, 2002 was an increase in net investment income per share of less than $0.001, a decrease in net realized and unrealized gain (loss) per share of less than $0.001, and an increase in the ratio of net investment income to average net assets of less than 0.01%. Per share data and ratios for periods prior to September 1, 2001 have not been restated to reflect this change in accounting.

See accompanying notes

Notes                                                            August 31, 2003
   TO FINANCIAL STATEMENTS



Voyageur Mutual Funds (the "Trust") is organized as a Delaware business trust and offers six series: Delaware Tax-Free Arizona Fund, Delaware Tax-Free California Fund, Delaware Tax-Free Idaho Fund, Delaware Minnesota High-Yield Municipal Bond Fund, Delaware National High-Yield Municipal Bond Fund and Delaware Tax-Free New York Fund. Voyageur Insured Funds (the "Trust") is organized as a Delaware business trust and offers two series: Delaware Tax-Free Arizona Insured Fund and Delaware Tax-Free Minnesota Insured Fund. Voyageur Investment Trust (the "Trust") is organized as a Massachusetts business trust and offers five series: Delaware Tax-Free California Insured Fund, Delaware Tax-Free Florida Fund, Delaware Tax-Free Florida Insured Fund, Delaware Tax-Free Missouri Insured Fund and Delaware Tax-Free Oregon Insured Fund. Voyageur Mutual Funds II (the "Trust") is organized as a Delaware business trust and offers one series: Delaware Tax-Free Colorado Fund. These financial statements and the related notes pertain to Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (each a "Fund" and, collectively, the "Funds"). The above Trusts are open-end investment companies. The Funds are considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months.

The investment objective of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund is to seek as high a level of current income exempt from federal income tax and personal income tax in their respective states, as is consistent with preservation of capital.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation -- Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of each Fund's Board of Trustees.

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting -- Investment income and common expenses are allocated to the classes of each Fund on the basis of "settled shares" of each class in relation to the net assets of the Funds. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Each Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds may receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amounts of these expenses for the year ended August 31, 2003 were as follows:

                              Delaware      Delaware      Delaware       Delaware          Delaware
                              Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                              Arizona   Arizona Insured  California  California Insured    Colorado
                               Fund          Fund           Fund           Fund              Fund
                             -----------------------------------------------------------------------
Commission reimbursements      $946         $3,872         $1,147          $977            $8,015
Earnings credits                 61             74             40           238               941

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                              Delaware      Delaware      Delaware       Delaware          Delaware
                              Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                              Arizona   Arizona Insured  California  California Insured    Colorado
                               Fund          Fund           Fund           Fund              Fund
                             -----------------------------------------------------------------------
On the first $500 million      0.550%        0.500%        0.550%        0.500%             0.550%
On the next $500 million       0.500%        0.475%        0.500%        0.475%             0.500%
On the next $1.5 billion       0.450%        0.450%        0.450%        0.450%             0.450%
In excess of $2.5 billion      0.425%        0.425%        0.425%        0.425%             0.425%


Notes
   TO FINANCIAL STATEMENTS (CONTINUED)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses do not exceed specified percentages of average daily net assets of the Funds through October 31, 2004 and until revoked for the Delaware Tax-Free California Fund, as shown below:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------
Operating expense limitations
 a percentage of average daily
 net assets (per annum)            0.50%         0.70%          0.25%         0.75%              0.75%

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Funds pay DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend and disbursing and transfer agent services. Prior to June 1, 2003, the monthly fee for dividend disbursing and transfer agent services was based on the number of shareholder accounts and shareholder transactions.

Pursuant to a distribution agreement and distribution plan, each Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trusts. These officers and/or trustees are paid no compensation by the Funds.

At August 31, 2003, each Fund had liabilities payable to affiliates as follows:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------
Investment management fee
   payable to DMC                  $9,976       $50,352       $3,975          $7,139           $14,917
Dividend disbursing, transfer
   agent fees, accounting and
   other expenses payable to DSC    2,938        14,489        4,098           3,530            31,326
Other expenses payable to DMC
   and affiliates                   4,880        20,874        6,029           5,606            44,121

For the year ended August 31, 2003, DDLP earned commissions on sales of Class A shares for each Fund as follows:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------
                                   $7,297       $36,679      $15,919          $7,447           $47,613

3. Investments
For the year ended August 31, 2003, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                  Delaware      Delaware      Delaware       Delaware          Delaware
                                  Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                  Arizona   Arizona Insured  California  California Insured    Colorado
                                   Fund          Fund           Fund           Fund              Fund
                                 -----------------------------------------------------------------------

Purchases                     $27,381,668   $46,430,802  $27,068,223     $19,770,785       $98,578,683
Sales                          30,388,395    53,518,119   26,342,281      17,968,179       105,936,604

At August 31, 2003, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                                      Delaware      Delaware      Delaware       Delaware          Delaware
                                                      Tax-Free      Tax-Free      Tax-Free       Tax-Free          Tax-Free
                                                      Arizona   Arizona Insured  California  California Insured    Colorado
                                                       Fund          Fund           Fund           Fund              Fund
                                                     -----------------------------------------------------------------------
Cost of investments                               $37,497,256  $147,511,486  $45,217,080     $40,247,192      $313,342,462
                                                  -----------  ------------  -----------     -----------      ------------
Aggregate unrealized appreciation                    $507,357   $ 4,504,235     $716,432        $937,034       $10,283,358
Aggregate unrealized depreciation                  (1,988,385)   (1,005,942)    (555,685)       (225,072)       (7,212,962)
                                                   ----------    ----------     --------        --------        ----------
Net unrealized appreciation (depreciation)        $(1,481,028)   $3,498,293     $160,747        $711,962        $3,070,396
                                                  ===========    ==========     ========        ========        ==========

Notes
   TO FINANCIAL STATEMENTS (CONTINUED)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended August 31, 2003 and 2002 was as follows:


                              Delaware Tax-Free           Delaware Tax-Free
                                Arizona Fund             Arizona Insured Fund
                                2003    2002               2003         2002
                            ----------------------     -------------------------
Tax-exempt income           $1,754,400  $1,783,251   $6,864,597    $6,941,384
Long-term capital gain              --          --    1,631,333       957,250
                            ----------  ----------   ----------    ----------
Total                       $1,754,400  $1,783,251   $8,495,930    $7,898,634
                            ==========  ==========   ==========    ==========

                              Delaware Tax-Free           Delaware Tax-Free           Delaware Tax-Free
                               California Fund        California Insured Fund           Colorado Fund
                                2003    2002             2003          2002            2003       2002
                              -----------------       -----------------------        -------------------
Tax-exempt income           $2,141,192  $2,115,292   $1,632,266    $1,539,100      $15,710,983   $16,137,428
Long-term capital gain              --          --           --       578,886               --            --
                            ----------  ----------   ----------    ----------      -----------   -----------
Total                       $2,141,192  $2,115,292   $1,632,266    $2,117,986      $15,710,983   $16,137,428
                            ==========  ==========   ==========    ==========      ===========   ===========

As of August 31, 2003, the components of net assets on a tax basis were as follows:

                                           Delaware         Delaware      Delaware       Delaware            Delaware
                                           Tax-Free         Tax-Free      Tax-Free       Tax-Free            Tax-Free
                                           Arizona      Arizona Insured  California  California Insured      Colorado
                                            Fund             Fund           Fund           Fund                Fund
                                          ---------    ----------------  ----------  -------------------    ----------
Shares of beneficial interest            $38,557,252     $148,675,771   $46,492,842      $39,698,745       $320,225,904
Undistributed ordinary income                     --          267,384            --               --                 --
Undistributed tax-exempt income               (1,660)           7,314         1,300               --                 --
Undistributed long-term capital gains             --          444,159            --               --                 --
Capital loss carryforwards                (1,293,606)              --    (1,307,816)         (18,151)        (2,054,025)
Unrealized appreciation (depreciation)
    of investments                        (1,481,028)       3,498,293       160,747          711,962          3,070,396
                                         -----------     ------------   -----------      -----------       ------------
Net assets                               $35,780,958     $152,892,921   $45,347,073      $40,392,556       $321,242,275
                                         ===========     ============   ===========      ===========       ============

For federal income tax purposes, certain Funds had accumulated capital carryforwards as of August 31, 2003, which may be carried forward and applied against future capital gains. Such capital loss carryforward amounts will expire as follows:

                      Delaware        Delaware     Delaware        Delaware
                      Tax-Free        Tax-Free     Tax-Free        Tax-Free
                      Arizona        California   California       Colorado
                       Fund            Fund      Insured Fund        Fund
--------------------------------------------------------------------------------
2008                 $178,280          $312,850     $   --        $       --
2009                1,115,326           988,927         --         2,054,025
2011                       --             6,039     18,151                --
                   ----------        ----------    -------        ----------
Total              $1,293,606        $1,307,816    $18,151        $2,054,025
                   ==========        ==========    =======        ==========

Notes
  TO FINANCIAL STATMENTS (CONTINUED)

5. Capital Shares
Transactions in capital shares were as follows:

                            Delaware Tax-Free             Delaware Tax-Free
                               Arizona Fund              Arizona Insured Fund
                           -------------------        -------------------------
                               Year Ended                      Year Ended
                           8/31/03    8/31/02            8/31/03      8/31/02
Shares sold:
  Class A                  337,393     998,634         1,161,855     1,188,859
  Class B                   80,252     207,042           289,628       506,895
  Class C                   54,996     188,502           340,061       485,497

Shares issued upon
 reinvestment of
 dividends and
 distributions:
  Class A                   48,516      52,596           321,230       299,499
  Class B                   15,446      14,627            33,321        22,972
  Class C                   12,766      11,787            29,256        16,802
                           -------      ------         ---------    ----------
                           549,369   1,473,188         2,175,351     2,520,524
                           -------   ---------         ---------    ----------
Shares repurchased:
  Class A                 (666,442)   (303,849)       (2,129,562)   (1,508,141)
  Class B                 (204,908)    (35,111)         (195,453)     (114,718)
  Class C                  (56,113)    (18,407)         (307,819)      (80,204)
                          --------   ---------        ----------    ----------
                          (927,463)   (357,367)       (2,632,834)   (1,703,063)
                          --------   ---------        ----------    ----------
Net increase (decrease)   (378,094)  1,115,821          (457,483)      817,461
                          ========   =========        ==========    ==========

                            Delaware Tax-Free        Delaware Tax-Free         Delaware Tax-Free
                             California Fund       California Insured Fund       Colorado Fund
                           -------------------     ------------------------    -----------------
                               Year Ended               Year Ended                Year Ended
                            8/31/03     8/31/02     8/31/03      8/31/02      8/31/03      8/31/02
Shares sold:
  Class A                   621,318     415,654     367,203      280,614    1,626,357    1,686,867
  Class B                   281,164     177,634     150,611      278,036      126,659      212,572
  Class C                   215,978     153,338     180,673      123,676      371,742      315,903

Shares issued upon
 reinvestment of dividends
 and distributions:
  Class A                    38,142      48,533      59,858       78,531      804,609      872,985
  Class B                    20,392      18,345      14,770       22,516       34,219       36,659
  Class C                    17,256      15,747       2,450        1,274       22,801       18,930
                          ---------     -------     -------      -------    ---------    ---------
                          1,194,250     829,251     775,565      784,647    2,986,387    3,143,916
                          =========     =======     =======      =======    =========    =========
Shares repurchased:
  Class A                  (728,137)   (607,868)   (345,875)    (258,049)  (3,170,253)  (2,812,639)
  Class B                  (170,371)   (174,325)   (245,676)     (96,865)    (289,898)    (198,732)
  Class C                  (248,969)    (69,388)    (32,732)     (16,875)    (328,831)    (111,812)
                         ----------    --------    --------     --------   ----------   ----------
                         (1,147,477)   (851,581)   (624,283)    (371,789)  (3,788,982)  (3,123,183)
                         ----------    --------    --------     --------   ----------   ----------
Net increase (decrease)      46,773     (22,330)    151,282      412,858     (802,595)      20,733
                         ==========   =========    ========     ========   ==========   ==========


For the year ended August 31, 2003, the following shares were converted from Class B to Class A. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and in the Statements of Changes in Net Assets.

                                                                Year Ended                                   Year Ended
                                                                  8/31/03                                      8/31/02
                                              Class B shares    Class A shares    Amount    Class B shares  Class A shares   Amount
                                              --------------    --------------  --------    --------------  --------------   -------
Delaware Tax-Free Arizona Fund                    1,366             1,366       $ 14,383            --               --    $     --
Delaware Tax-Free Arizona Insured Fund           43,904            43,915        512,431            --               --          --
Delaware Tax-Free California Insured Fund        69,884            69,884        782,105        20,221           20,221     215,940
Delaware Tax-Free Colorado Fund                  14,623            14,635        165,677            --               --          --

Notes
   TO FINANCIAL STATEMENTS (CONTINUED)

6. Line of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of August 31, 2003, or at any time during the fiscal year.

7. Credit and Market Risks
The Funds concentrate their investments in securities issued by each corresponding state's municipalities. The value of these investments may be adversely affected by new legislation within the states, regional or local economic conditions, and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Statements of Net Assets.

8. Tax Information (Unaudited)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes is sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended August 31, 2003, each Fund designates distributions paid during the year as follows:

                                                      (A)                 (B)                  (C)
                                                   Long Term            Ordinary               Tax-
                                                  Capital Gains          Income               Exempt               Total
                                                 Distributions        Distributions        Distributions       Distributions
                                                  (Tax Basis)          (Tax Basis)          (Tax Basis)         (Tax Basis)
                                                ----------------      --------------       -------------       -------------
Delaware Tax-Free Arizona Fund                        --                  --                   100%                100%
Delaware Tax-Free Arizona Insured Fund                19%                 --                    81%                100%
Delaware Tax-Free California Fund                     --                  --                   100%                100%
Delaware Tax-Free California Insured Fund             --                  --                   100%                100%
Delaware Tax-Free Colorado Fund                       --                  --                   100%                100%

(A), (B), and (C) are based on a percentage of each Fund's total distributions.

Report
   OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees
Voyageur Mutual Funds - Delaware Tax-Free Arizona Fund
Voyageur Insured Funds - Delaware Tax-Free Arizona
  Insured Fund
Voyageur Mutual Funds - Delaware Tax-Free California Fund
Voyageur Investment Trust - Delaware Tax-Free California
  Insured Fund
Voyageur Mutual Funds II - Delaware Tax-Free Colorado Fund


We have audited the accompanying statements of net assets of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund and Delaware Tax-Free Colorado Fund (the "Funds") as of August 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at August 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


Ernst + Young LLP

Philadelphia, Pennsylvania
October 3, 2003

Delaware Investments Family of Funds
   BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                                                  Number of             Other
                                                                           Principal         Portfolios in Fund      Directorships
     Name,               Position(s)                                     Occupation(s)       Complex Overseen          Held by
    Address              Held with           Length of Time                  During           by Trustee/Director  Trustee/Director
 and Birthdate            Fund(s)               Served                   Past 5 Years              or Officer          or Officer
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

   Jude T. Driscoll(2)    Chairman and          3 Years -               Since August 2000,          83                  None
   2005 Market Street      Trustee(4)        Executive Officer       Mr. Driscoll has served in
    Philadelphia, PA                                                various executive capacities
        19103                                  Trustee since           at different times at
                                               May 15, 2003           Delaware Investments(1)
   March 10, 1963

                                                                      Senior Vice President and
                                                                    Director of Fixed-Income Process --
                                                                      Conseco Capital Management
                                                                     (June 1998 -- August 2000)

                                                                        Managing Director --
                                                                     NationsBanc Capital Markets
                                                                     (February 1996 -- June 1998)
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

    Walter P. Babich       Trustee            15 Years                   Board Chairman --          101                  None
   2005 Market Street                                           Citadel Construction Corporation
    Philadelphia, PA                                                    (1989 -- Present)
       19103

   October 1, 1927
------------------------------------------------------------------------------------------------------------------------------------
   John H. Durham          Trustee            24 Years(3)             Private Investor             101          Trustee -- Abington
 2005 Market Street                                                                                               Memorial Hospital
  Philadelphia, PA
       19103                                                                                                   President/Director --
                                                                                                                  22 WR Corporation

   August 7, 1937
------------------------------------------------------------------------------------------------------------------------------------
   John A. Fry             Trustee(4)          2 Years                  President --                83                  None
 2005 Market Street                                              Franklin & Marshall College
  Philadelphia, PA                                                 (June 2002 - Present)
      19103
                                                                  Executive Vice President --
   May 28, 1960                                                 University of Pennsylvania
                                                                  (April 1995 -- June 2002)
------------------------------------------------------------------------------------------------------------------------------------
   Anthony D. Knerr        Trustee          10 Years              Founder/Managing Director --     101                  None
 2005 Market Street                                               Anthony Knerr & Associates
  Philadelphia, PA                                                  (Strategic Consulting)
       19103                                                           (1990 -- Present)

 December 7, 1938


                                                                                           Number of                  Other
                                                                  Principal             Portfolios in Fund         Directorships
   Name,                 Position(s)                           Occupation(s)            Complex Overseen             Held by
  Address                 Held with       Length of Time           During             by Trustee/Director        Trustee/Director
and Birthdate              Fund(s)           Served            Past 5 Years                or Officer               or Officer
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)
   Ann R. Leven            Trustee          14 Years       Treasurer/Chief Fiscal                  101          Director -- Andy
 2005 Market Street                                               Officer --                                   Warhol Foundation
  Philadelphia, PA                                         National Gallery of Art                         Director -- Systemax Inc.
      19103                                                     (1994 -- 1999)


   November 1, 1940
------------------------------------------------------------------------------------------------------------------------------------
 Thomas F. Madison         Trustee           9 Years           President/Chief                     101               Director --
 2005 Market Street                                          Executive Officer --                                 CenterPoint Energy
  Philadelphia, PA                                           MLM Partners, Inc.
      19103                                               (Small Business Investing                             Director -- Digital
                                                               and Consulting)                                        River Inc.

  February 25, 1936                                        (January 1993 -- Present)                             Director -- Rimage
                                                                                                                    Corporation

                                                                                                                Director -- Valmont
                                                                                                                  Industries, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans           Trustee           4 Years        Vice President/Mergers &               101                  None
 2005 Market Street                                     Acquisitions -- 3M Corporation
  Philadelphia, PA                                         (January 2003 -- Present)
     19103
                                                             Ms. Yeomans has held
  July 31,1948                                           various management positions
                                                        at 3M Corporation since 1983.
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
  Joseph H. Hastings      Executive         Executive        Mr. Hastings has served in            101                  None
  2005 Market Street    Vice President   Vice President   various executive capacities
   Philadelphia, PA          and              and              at different times at
       19103            Chief Financial  Chief Financial       Delaware Investments.
                            Officer       Officer since
   December 19, 1949                     August 21, 2003
------------------------------------------------------------------------------------------------------------------------------------
 Richelle S. Maestro     Senior Vice      Chief Legal      Ms. Maestro has served in              101                  None
  2005 Market Street      President,         Officer      various executive capacities
  Philadelphia, PA    Chief Legal Officer    since           at different times at
      19103             and Secretary    March 17, 2003     Delaware Investments.


  November 26, 1957
------------------------------------------------------------------------------------------------------------------------------------
  Michael P. Bishof    Senior Vice President  7 Years       Mr. Bishof has served in               101                  None
  2005 Market Street       and Treasurer                  various executive capacities
   Philadelphia, PA                                         at different times at
      19103                                                  Delaware Investments.

   August 18, 1962
------------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.
(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(4) Mr. Driscoll and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                      This page intentionally left blank.

Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)

This annual report is for the information of Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Free Arizona Fund, Delaware Tax-Free Arizona Insured Fund, Delaware Tax-Free California Fund, Delaware Tax-Free California Insured Fund, and Delaware Tax-Free Colorado Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Funds. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Funds will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                            AFFILIATED OFFICERS                       CONTACT INFORMATION

Walter P. Babich                             Jude T. Driscoll                          Investment Manager
Board Chairman                               Chairman                                  Delaware Management Company
Citadel Construction Corporation             Delaware Investments Family of Funds      Philadelphia, PA
King of Prussia, PA                          Philadelphia, PA
                                                                                       International Affiliate
John H. Durham                               Joseph H. Hastings                        Delaware International Advisers Ltd.
Private Investor                             Executive Vice President and              London, England
Gwynedd Valley, PA                           Chief Financial Officer
                                             Delaware Investments Family of Funds      National Distributor
Anthony D. Knerr                             Philadelphia, PA                          Delaware Distributors, L.P.
Managing Director                                                                      Philadelphia, PA
Anthony Knerr & Associates                   Richelle S. Maestro
New York, NY                                 Senior Vice President,                    Shareholder Servicing, Dividend
                                             Chief Legal Officer and Secretary         Disbursing and Transfer Agent
Ann R. Leven                                 Delaware Investments Family of Funds      Delaware Service Company, Inc.
Former Treasurer/Chief Fiscal Officer        Philadelphia, PA                          2005 Market Street
National Gallery of Art                                                                Philadelphia, PA 19103-7094
Washington, DC                               Michael P. Bishof
                                             Senior Vice President and Treasurer       For Shareholders
Thomas F. Madison                            Delaware Investments Family of Funds      800 523-1918
President and Chief Executive Officer        Philadelphia, PA
MLM Partners, Inc.                                                                     For Securities Dealers and Financial
Minneapolis, MN                                                                        Institutions Representatives Only
                                                                                       800 362-7500
Janet L. Yeomans
Vice President/Mergers & Acquisitions                                                  Web site
3M Corporation                                                                         www.delawareinvestments.com
St. Paul, MN

-------------------------------------------------------------------------------
A description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Funds' website at http://www.delawareinvestments.com; and (iii) on the Commission's website at http://www.sec.gov. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Funds' website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.
-------------------------------------------------------------------------------

(8249)                                                       Printed in the USA
AR-WEST [8/03] IVES 10/03                                                 J9414

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvesments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Ann R. Leven
         Thomas F. Madison
         Janet L. Yeomans 1

Item 4.  Principal Accountant Fees and Services

         Required only for fiscal years ending after December 15, 2003.

         Not applicable.

Item 5.  Audit Committee of Listed Registrants

         Not applicable.

Item 6.  [Reserved]

----------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits

(a)(1)   Code of Ethics

         Not applicable.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Voyageur Mutual Funds II


By:     Jude T. Driscoll
        ----------------
Name:   Jude T. Driscoll
Title:  Chairman
Date:   October 28, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     Jude T. Driscoll
        ----------------
Name:   Jude T. Driscoll
Title:  Chairman
Date:   October 28, 2003


By:     Joseph H. Hastings
        ----------------
Name:   Joseph H. Hastings
Title:  Chief Financial Officer
Date:   October 28, 2003